                                                                    EXHIBIT 10.1

                          LOAN AND SECURITY AGREEMENT

                                    BETWEEN

                       HELLER FINANCIAL LEASING, INC.,
                            a Delaware Corporation

                                      AND

                              SIZZLER USA, INC.,
                            a Delaware corporation


                        SIZZLER USA RESTAURANTS, INC.,
                            a Delaware corporation


                       SIZZLER USA REAL PROPERTY, INC.,
                            a Delaware corporation


                               December___, 2000

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
SECTION 1.  DEFINITIONS..................................................    1
            -----------
   1.1      Defined Terms................................................    1
            -------------
SECTION 2.  THE LOAN.....................................................   11
            --------
   2.1      The Amount and Terms of the Loan.............................   11
            --------------------------------
   2.2      The Note(s)..................................................   14
            ----------
   2.3      Mandatory Prepayments........................................   14
            ---------------------
   2.4      Voluntary Prepayments........................................   15
            ---------------------
   2.5      Prepayment Fee...............................................   15
            --------------
   2.6      Recourse.....................................................   16
            --------
   2.7      Concerning Joint and Several Liability the Borrowers.........   17
            ----------------------------------------------------

SECTION 3.  REPRESENTATIONS AND WARRANTIES...............................   20
            ------------------------------
   3.1      Financial Statements; No Adverse Change......................   20
            ---------------------------------------
   3.2      Existence and Business.......................................   20
            ----------------------
   3.3      Compliance with Law..........................................   20
            -------------------
   3.4      Power and Authorization......................................   20
            -----------------------
   3.5      Enforceable Obligations......................................   21
            -----------------------
   3.6      Governmental Approvals and Other Consents and Approvals......   21
            -------------------------------------------------------
   3.7      No Proceeding or Litigation..................................   21
            ---------------------------
   3.8      No Default...................................................   21
            ----------
   3.9      Ownership and Insuring of Property; Liens....................   21
            -----------------------------------------
   3.10     Use of Proceeds..............................................   21
            --------------
   3.11     Loan Documents...............................................   21
            --------------
   3.12     Property Rights,Utilities, etc...............................   22
            ------------------------------
   3.13     Licenses, etc................................................   22
            --------------
   3.14     Zoning and Other Laws........................................   22
            ---------------------
   3.15     Solvency.....................................................   23
            --------
   3.16     Accuracy of Information......................................   23
            -----------------------
   3.17     Tax Returns and Payments.....................................   23
            ------------------------
SECTION 4.  SECURITY.....................................................   23
            --------
   4.1      Grant of Security Interest...................................   23
            --------------------------
   4.2      Representations and Warranties...............................   23
            ------------------------------
   4.3      Covenants....................................................   25
            ---------
   4.4      Proceeds.....................................................   27
            --------

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                     Page
                                                                                     ----
   4.5       Remedies..........................................................      27
             --------
   4.6       Waivers...........................................................      30
             -------
   4.7       Limitation on Duties Regarding Preservation.......................      30
             -------------------------------------------
   4.8       Rights of the Lender; Limitations on the Lender's Obligations.....      31
             -------------------------------------------------------------
   4.9       No Waiver; Cumulative Remedies....................................      31
             ------------------------------
   4.10      Limited Power of Attorney.........................................      31
             -------------------------
   4.11      Substitute Sites..................................................      31
             ----------------
   4.12      Franchisee Transfers..............................................      33
             --------------------

SECTION 5.   AFFIRMATIVE COVENANTS.............................................      34
             ---------------------
   5.1       Insurance.........................................................      34
             ---------
   5.2       Inspection of Property; Books and Records; Plans; Discussions.....      37
             -------------------------------------------------------------
   5.3       Compliance with Laws and Agreements...............................      37
             -----------------------------------
   5.4       Financial Statements..............................................      37
             --------------------
   5.5       FCCR/Total Debt...................................................      38
             ---------------
   5.6       Maintenance of Sites..............................................      38
             --------------------
   5.7       Notice of Material Events.........................................      38
             -------------------------
   5.8       Maintenance of Existence and Licenses.............................      39
             -------------------------------------

SECTION 6.   NEGATIVE COVENANTS................................................      39
             ------------------
   6.1       Merger, Sale of Assets, Purchases,etc.                                  39
             -------------------------------------
   6.2       Other Indebtedness................................................      39
             ------------------
   6.3       No Further Disposition or Encumbrances............................      40
             --------------------------------------
   6.4       No Change In Ownership of Borrower................................      40
             ----------------------------------
   6.5       Transactions Between..............................................      40
             --------------------
   6.6       Payments and Distributions to Affiliates..........................      41
             ----------------------------------------

SECTION 7.   EVENTS OF DEFAULT/REMEDIES........................................      41
             --------------------------
   7.1       Events of Default.................................................      41
             -----------------
   7.2       Remedies..........................................................      43
             --------

SECTION 8.   MISCELLANEOUS.....................................................      44
             -------------
   8.1       Amendments and Waivers............................................      44
             ----------------------
   8.2       Notices...........................................................      44
             -------
   8.3       No Waiver.........................................................      44
             ---------
   8.4       Survival..........................................................      44
             --------

                        TABLE OF CONTENTS

                          (continued)

                                                                                                        Page
                                                                                                        ----

    8.5      Loan Program; Assignments...............................................................    44
             -------------------------
    8.6      Headings................................................................................    46
             -------
    8.7      Counterparts............................................................................    46
             ------------
    8.8      Governing Law...........................................................................    46
             -------------
    8.9      Maximum Interest Rate...................................................................    46
             ---------------------
    8.10     Integration.............................................................................    46
             -----------
    8.11     Submission to Jurisdiction;  Waivers....................................................    46
             ------------------------------------
    8.12     Waiver of Trial by Jury.................................................................    47
             -----------------------
    8.13     Severability............................................................................    47
             ------------
    8.14     Interpretation..........................................................................    47
             --------------
    8.15     Fees and Expenses.......................................................................    48
             -----------------

   SCHEDULE 1........................................................................................    50


   SCHEDULE 2           COMPLIANCE CERTIFICATE.......................................................    54

   ANNEX 1          LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS AND
                    APPLICATIONS FOR COPYRIGHT REGISTRATIONS.........................................    56


   ANNEX 2          LIST OF PATENTS AND PATENT APPLICATIONS..........................................    57


   ANNEX 3          LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS,
                    TRADEMARK AND SERVICE MARK REGISTRATIONS AND
                    APPLICATIONS FOR TRADEMARK AND SERVICE MARK
                    REGISTRATIONS....................................................................    58


   ANNEX 4          LIST OF CONTRACTS,  LICENSES AND OTHER AGREEMENTS................................    59

   ANNEX 5          EXCEPTIONS/LITIGATION............................................................    60


   EXHIBIT A        FUTURE ADVANCE NOTE..............................................................    61

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     THIS LOAN AND SECURITY AGREEMENT ("Agreement") is entered into as of the date set forth on Schedule 1 hereto, between the borrower(s) listed on Schedule 1 (if more than one collectively, and jointly and severally, the "Borrower") and HELLER FINANCIAL LEASING, INC., a corporation organized under the laws of the State of Delaware, as Lender (the "Lender"), having an address c/o Commercial Equipment Finance Group, 500 West Monroe Street, Chicago, Illinois 60661, Attn:
Portfolio Manager, with reference to the following facts:

     A.  Borrower is the owner of the Site(s) herein referred to; and

     B. The Lender is making the Loan to the Borrower subject to the terms and conditions hereof.

     NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.
           ------------

     1.1  Defined Terms. The following terms shall have the following meanings:
          -------------

          "Accounts": as defined in the definition of "General Intangibles"
           --------
          herein.

          "Affiliate": any Person controlling, controlled by or under common
           ---------
control with any other Person. For purposes of this definition, "control" (including "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise, or the ownership of ten percent (10%) or more of the stock, equity or beneficial ownership of such Person. Without limiting the generality of this definition, each Person holding any ownership interest (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) in Borrower shall be deemed to be an Affiliate of the Borrower.

          "Agreement": this Loan and Security Agreement.
           ---------

          "Bankruptcy Code": as defined in Section 7(e).
           ---------------

          "Borrower": as defined in the preamble hereto.
           --------

          "Cash Flow": for any period an amount equal to the difference of (1)
           ---------
the sum of (a) net income, plus (b) depreciation, plus (c) amortization, plus
(d) Interest Expense, plus (e) state, Federal and local income taxes, plus (f) Discretionary Expenses, plus (g) Lease Obligations, plus

(h) Non-Recurring Expenses, minus (2) Non-Recurring Income, in each case for the business conducted by Borrower calculated in accordance with GAAP (as determined by Lender based upon available information).

          "Closing Date": as specified in the Note.
           ------------

          "Code": the Uniform Commercial Code as from time to time in effect in
           ----
the State of Illinois and in any relevant jurisdiction the laws of which govern the perfection of security interests under the Loan Documents.

          "Collateral": the Collateral consists of all of the Borrower's right,
           ----------
title and interest in, to or under or derived from the following, whether now owned or hereafter acquired by the Borrower:

          (a) the Equipment (excluding Equipment subject to a Lien which is a Permitted Lien as defined in paragraph (f) of the definition of Permitted Liens and pursuant to said Lien no junior Lien is permitted without the consent of the lienholder and said consent has not been obtained);

          (b)  the Inventory;

          (c)  the General Intangibles;

          (d)  the Improvements;

          (e)  the Documents;

          (f) all Accounts, rents, royalties, issues, profits, revenues, earnings, income and other benefits, instruments, documents, securities, cash or property (i) derived from the Collateral or otherwise from the Identified Sites,
(ii) arising from the ownership, operation or management of the Identified Sites or any item of Collateral or (iii) derived from the Borrower as seller in, to, under any agreement, contract, understanding or arrangement pursuant to which the Borrower has obtained the agreement of any person to purchase any part of the Property(ies), the Identified Site(s) or the

Collateral or any interest therein, or the Collateral or any interest therein and all income, profits, benefits, avails, advantages and claims against guarantors under any thereof;

          (g) all other tangible personal property of the Borrower existing and to be acquired, constructed, installed, completed, operated and maintained on the Identified Sites;

          (h) all extensions, improvements, betterments, renewals, accessions, substitutes and replacements of, and all additions and appurtenances to, any and all of the foregoing, now owned or hereafter acquired by or released to the Borrower or constructed, assembled or placed by the Borrower on or in the Identified Sites and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be; and

          (i) all Proceeds and products of any and all of the above items (a) through (h) (including, without limitation, any proceeds of insurance thereon).

     Notwithstanding the foregoing, Collateral shall not include any fixtures, furniture or equipment located at Borrowers' corporate headquarters, 6101 W. Centinela Avenue, Culver City, California 90230, and utilized in connection with the corporate office activities of Borrower.

          "Copyright Collateral": all Copyrights, owned by the Borrower, that
           --------------------
are associated with the Identified Sites, which are identified in Annex 1 hereto.

          "Copyrights": all copyrights, copyright registrations and applications
           ----------
for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

          "Default Rate": as of the date of determination, a rate of interest
           ------------
which is three percent (3%) above the higher of (i) the Note Rate applicable to the Initial Loan, and (ii) if an Additional Loan has been made, the then highest Note Rate under any Future Advance Note. In no event shall the interest rate exceed the maximum rate allowed at law.

          "Discretionary Expenses": any payments made to or incurred by Borrower
           ----------------------
(i) with Affiliates of Borrower, including, but not limited to operating expenses for salaries, wages, benefits, management fees and reimbursements and the like, or (ii) for overhead and general administrative expenses of Affiliates which are to be repaid within a period of eighteen (18) months from the first incurrence thereof.

          "Documents": all documents of title as defined in the Code or other
           ---------
receipts of the Borrower covering, evidencing or representing Inventory or Equipment.

          "EBITDA": for any period an amount equal to the difference of (1) the
           ------
sum of (a) net income, plus (b) depreciation, plus (c) amortization, plus (d) Interest Expense, plus (e) state, Federal and local income taxes, plus (f) non-cash expenses deducted in the calculation of net income for such period, plus
(g) Non-Recurring Expenses, minus (2) Non-Recurring Income, in each case for the business conducted by Borrower calculated in accordance with GAAP (as determined by Lender based upon available information).

          "Environmental Laws": any and all applicable Federal, state, local or
           ------------------
municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental

Authority, any and all Requirements of Law and any and all common law requirements, rules and bases of liability regulating, relating to or imposing liability or standards of conduct concerning pollution, protection of human or animal health or safety or the environment, including, without limitation, Hazardous Materials.

          "Equipment": any "equipment" as such term is defined in the Code, that
           ---------
is located on, the Identified Sites, now or hereafter owned or acquired by the Borrower, and in any event shall mean and include, but not be limited to, all goods used or bought for use in connection with any present or future operation of the Identified Sites or any other business conducted by the Borrower at the Identified Sites and not included within the Inventory, including machinery, fixtures, computers, furnishings, furniture, appliances, tools, and supplies, together with all present and future additions, attachments, accessions thereto, all replacements, improvements and betterments thereof and all substitutions therefore.

          "Estoppel(s)": each of the Landlord or Tenant Estoppel Certificate(s)
           ----------
and Agreement(s) Regarding Lease dated as of the date hereof or another recent date acceptable to Lender by the lessor(s) and sublessors of the Property or the Site(s) (as applicable) specified therein in favor of the Lender.

          "Event of Default": any of the events specified in Section 7; provided
           ----------------
that any requirement for the giving of notice, the lapse of time, or both, or for the happening of any other condition, has been satisfied.

          "FCCR" means as of the date of determination for any period, the
           ----
quotient of (x) Cash Flow for such period divided by (y) the sum of debt service (excluding balloon payments) on any Indebtedness (excluding contingent obligations to Lender, its successors and/or assigns which do not become due during such period), plus Lease Obligations for such period, all as reasonably determined by Lender based upon available information.

          "Financial Statements": with respect to any accounting period for
           --------------------
Sizzler USA, Inc., statements of income of Sizzler USA, Inc. for such period, and balance sheets of Sizzler USA, Inc. as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding fiscal year end, all prepared in reasonable detail and utilizing a format and accounting methodology consistent with the format and accounting methodology used in the preparation of the financial statements of Sizzler USA, Inc. delivered by Sizzler USA, Inc. to the Lender on or prior to the Closing Date in connection with the Loan Application, presented on a fiscal year basis.

          "Future Advance Note": shall have the meaning ascribed to such term in
           -------------------
Section 2.1(c) hereof.

          "GAAP": generally accepted accounting principles in the United States
           ----
of America set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board.

          "General Intangibles": any "general intangibles" as such term is
           -------------------
defined in the Code, that is located on or arises out of the Identified Sites, now or hereafter owned or acquired by the Borrower, all proceeds and products thereof, and in any event shall include, but not be limited to, all accounts (as such term is defined in the Code, the "Accounts"), "instruments" (as such term is defined in the Code, the "Instruments"), "contracts" (as such term is defined in the Code), chattel paper now owned or hereafter acquired by the Borrower that arises out of the Identified Sites, acknowledgments, licenses, leases, permits, Government Approvals, filings, consents, and approvals, plans, blueprints, designs, drawings, surveys, notices, renewals, modifications, supplements, extensions, and rights corresponding thereto, and all Equipment manuals, powers (including powers of attorney), benefits, and remedies relating thereto or arising in connection therewith, and all choses in action, rights to refund and other claims against any person arising out of Borrower's business at the Identified Sites, excluding any Intellectual Property.

          "Governmental Approvals": authorizations, consents, approvals,
           ----------------------
waivers, exemptions, variances, franchises, permissions, permits and licenses of, and filings and declarations with, any Governmental Authority.

          "Governmental Authority": any federal, state, local, or municipal
           ----------------------
governmental authority or instrumentality thereof.

          "Guarantor": each Guarantor referred to in each Guaranty (if any)
           ---------
executed in connection herewith.

          "Guaranty": each Guaranty dated as of the date hereof made by a
           --------
Guarantor in favor of the Lender.

          "Hazardous Materials Laws": shall mean, collectively, any local, state
           ------------------------
or federal law, statute or regulation, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. (S) 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. (S) 6901 et seq.; the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. (S) 1251 et seq.; the Toxic Substances Control Act of 1976, 15 U.S.C. (S) 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. (S) 11001 et seq.; the Clean Air Act of 1966, as amended, 42 U.S.C. (S) 7401 et seq.; the National Environmental Policy Act of 1975, 42 U.S.C. (S) 4321; the Rivers and Harbors Act of 1988, 33 U.S.C. (S) 401 et seq.; the Endangered Species Act of 1973, as amended, 16 U.S.C.(S) 1531 et seq.; the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. (S) 651 et seq.; the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. (S) 300 (f) et seq.; the Hazardous Materials Transportation Act, 42 U.S.C. (S)(S) 1471, 1472, 1655, 1801 et seq.; the Federal Insecticide, Fungicide & Rodenticide Act, 7 U.S.C. (S) 136 et seq.; the Atomic Energy Act, 42 U. S.C. (S) 3011 et seq.; and any other rule, guidance, guideline or common law which relates to (a) the existence and/or remediation of contamination on property; (b) the protection of persons, property, animals, or the environment from any Hazardous Substances exposure or contamination by Hazardous Substances, radiation or other emanations; (c) the use, generation, storage, removal, recovery, treatment, transport, disposal, and control of Hazardous Substances, including hazardous wastes and building materials; (d) the prevention of, control of, or response to the exposure of employees or other persons to any Hazardous Substances or radiation; or (e) the prevention of, control of, or response to the emission, discharge, release or threat of release of Hazardous Substances in the work place or environment.

          "Identified Sites": each of the parcel(s) of land on which the
           ----------------
business(es) of the Borrower is located, as more specifically described on
Schedule 1 attached hereto and made a part hereof, (a) which are subject to a Mortgage and/or (b) upon which Collateral is located, and any Qualifying Sites which become subject to a Mortgage and/or upon which Collateral is located, pursuant to Section 2.1.

          "Improvements": shall mean all right, title and interest of the
           ------------
Borrower in, to, under or derived from all buildings, structures, facilities and other improvements of every kind and description now or hereafter located on the Identified Sites, including, without limitation, all parking areas, roads, driveways, walks, fences, walls, drainage facilities and other site improvements, all water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utility equipment and facilities, all plumbing, lighting, heating, ventilating, air-conditioning, refrigerating, incinerating, compacting, fire, protection and sprinkler, surveillance and security, public address and communication equipment and systems, all awnings, floor coverings, partitions, elevators, escalators, motors, machinery, pipes, fittings and other items of Equipment and personal property of every kind and description now or hereafter located on the Identified Sites or attached to the improvements which by the nature of their location thereon or attachment thereto are real property under applicable law; and including all materials intended for the construction, reconstruction, repair, replacement, alteration, addition or improvement of or to such buildings, Equipment, fixtures, structures and improvements, all of which materials shall be deemed to be part of the Identified Sites immediately upon delivery thereof on the Identified Sites and to be part of the Improvements immediately upon their incorporation therein.

          "Indebtedness" means all indebtedness (including reimbursement,
           ------------
subrogation, or contribution obligations and any other indebtedness assumed or guaranteed) in respect of money borrowed, or evidenced by a note (including but not limited to the Obligations) or other like written obligation to pay money, or deferred purchase price or constituting a capitalized Lease Obligation.

          "Intellectual Property": collectively, all Copyright Collateral, all
           ---------------------
Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets used or useful in the business of the Borrower; and (b) all licenses or user or other agreements granted to the Borrower with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral listed in Annex 4 hereto.

          "Interest Expense": with respect to the Borrower, for any period, the
           ----------------
amount of interest expense, both expensed and capitalized, of the Borrower, determined in accordance with GAAP, for such period on the aggregate principal amount of its Indebtedness (including, without limitation, the Obligations).

          "Inventory": any "inventory" as such term is defined in the Code, that
           ---------
is located on the Identified Sites, now or hereafter owned or acquired by the Borrower, and all additions and accessions thereto, replacements therefor, products thereof and documents therefor.

          "Lease Obligations": with respect to the Borrower, the aggregate
           -----------------
amount of fixed and contingent rentals payable by the Borrower with respect to leases of real and personal property (including, without limitation, any such rentals payable in respect of the Site(s) or the Property), and all other obligations of Borrower in connection with any leases for real or personal property not included in Indebtedness.

          "Lien": any mortgage, lien, security interest, pledge, charge,
           ----
hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any capital lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Code or comparable law of any jurisdiction in respect of any of the foregoing).

          "Loan": as defined in Section 2.1.
           ----

          "Loan Application": the collective reference to all written
           ----------------
application materials and financial information submitted by the Borrower to the Lender with respect to obtaining the Loan, including, without limitation, the environmental questionnaire submitted by the Borrower in connection with such application and any supplemental environmental reports, studies or audits required in connection with such application.

          "Loan Documents": the collective reference to this Agreement, the
           --------------
Note, the Loan Application, and, if applicable, the Mortgage and any and all other documents and instruments executed and delivered by Borrower concurrently or at any time in connection with, to secure or evidence or relating to the Loan, including, but not limited to, the documents identified as such on Schedule 1 attached hereto and made a part hereof.

          "Loan Program": as described in Section 8.5.
           ------------

          "Maturity Date": as specified in the Note.
           -------------

          "Mortgage(s)": each of the mortgage(s) or deed(s) of trust dated as of
           -----------
the date hereof which may have been executed by the Borrower in favor of the Lender.

          "Non-Recurring Expenses" and "Non-Recurring Income": for any period,
           ----------------------       --------------------
expenses or income, as the case may be, that is extraordinary for the business conducted by Borrower and generally not reflected in any prior period or reasonably anticipated to be incurred or received in any subsequent period and not the result of any failure of Borrower to comply with the provisions hereof; provided, that gains and losses resulting from the sale by Borrower of a Site shall be deemed to be non-recurring and that payments on business interruption insurance shall be deemed to be recurring income.

          "Note" or "Notes": as defined in Section 2.2.
           ----      -----

          "Note Rate": as specified in the Note.
           ---------

          "Obligations": the collective reference to the unpaid principal of and
           -----------
interest on the Loan and all other obligations and liabilities of the Borrower to the Lender (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loan and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement or any other Loan Document or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms of this Agreement or any other Loan Document).

          "Original Loan Principal Amount": the total aggregate amount of all
           ------------------------------
Loans to be made by Lender to Borrowers hereunder in an aggregate amount of up to Ten Million and No/100 Dollars
($10,000,000.00).

          "Patent Collateral": all Patents, now owned by the Borrower, that are
           -----------------
associated with the business of the Borrower at the Identified Sites or that relates to or arises out of the Identified Sites, which are identified in Annex 2 hereto.

          "Patents": all patents and patent applications, including, without
           -------
limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

          "Permitted Liens" means the following:
           ---------------

          (a) Liens created by this Agreement or the Loan Documents;

          (b) Liens in favor of any Person that arise in the ordinary course of business and which relate to workers' compensation, unemployment insurance, old age pensions, social security and public liability laws and similar legislation (other than Liens imposed under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations issued thereunder);

          (c) Liens imposed by law in favor of any Person (including, without limitation, carrier's, warehousemen's, mechanic's, materialmen's and vendor's liens), incurred as an incident to and in the ordinary course of business, provided that any such other liens are either removed no later than thirty (30) days from the date any such lien is recorded or filed, or such liens are being contested diligently and in good faith by appropriate proceedings (with adequate reserves therefor having been created and maintained on the books of the Borrower in conformity with GAAP);

          (d) Liens securing the payment of Taxes which are not delinquent;

          (e) any exceptions to title, acceptable to the Lender, which are contained in any title insurance policy or policies (or commitments or pro formas) delivered to the Lender on, prior to or after the Closing Date; and

          (f) Liens on property of the Borrower created solely for the purpose of securing Indebtedness permitted hereunder and incurred by the Borrower to purchase or to finance the purchase of fixed or capital assets reasonably necessary in the operation of the business conducted by Borrower; provided that
(i) such Lien(s) shall be created substantially simultaneously with the purchase of such property or assets, (ii) no such Liens(s) shall extend to cover property or assets of the Borrower other than the property or assets so purchased and
(iii) the principal amount of the Indebtedness secured thereby does not exceed the original purchase price of such property or assets;

provided, that, no such Lien identified in clauses (b) through (f) shall be permitted if in the Lender's reasonable opinion the existence of such Lien materially and adversely impairs the rights, remedies or interests of the Lender in the Collateral and/or the Property or subjects any material portion of the Collateral and/or the Sites to likely loss or forfeiture or materially and adversely affects the Borrower's ability to perform its obligations under the Loan Documents to which it is a party.

          "Person": an individual, partnership, corporation, limited liability
           ------
company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Proceeds": all "proceeds", as such term is defined in the Code and,
           --------
in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, judgment, indemnity, warranty or guaranty payable to or on behalf of the Borrower or the Sites from time to time with respect to any of the Collateral or Property; (ii) any and all payments and awards (in any form whatsoever) made or due and payable to the Borrower or the Sites from time to time in connection with any requisition, confiscation, condemnation, seizure, taking or forfeiture of all or any part of Collateral or Property by any Governmental Authority; and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral or Property.

          "Property" or "Properties": the property or properties subject to the
           --------      ----------
Mortgages from time to time.

          "Requirements of Law": as to any Person, any law, rule or regulation,
           -------------------
or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its properties is subject and the applicable articles or certificate of incorporation, by-laws, partnership agreement, certificate of formation, operating agreement, and/or the other organizational or governing documents of such Person. The term includes without limitation any Environmental Laws.

          "Site(s)": each of the parcel(s) of land on which the business(es) of
           -------
the Borrower are located.

          "Taxes": means any present or future taxes, levies, imposts, duties,
           -----
fees (including state and local franchise fees), assessments or other charges of whatever nature, tangible or intangible, now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein.

          "Total Debt": as of the date of determination, all Indebtedness of
           ----------
Borrower, on a consolidated basis.

           "Trademark Collateral": all Trademarks, now owned by the Borrower,
            --------------------
that are associated with the business of the Borrower at the Identified Sites or that relates to or arises out of the Identified Sites, which are identified in Annex 3 hereto. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark which would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

           "Trademarks": all trade names, trademarks and service marks, logos,
            ----------
trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

SECTION 2. THE LOAN.
           --------

     2.1   The Amount and Terms of the Loan.
           --------------------------------

           (a) The Loan. Subject to the terms and conditions of this Agreement
               --------
and in reliance upon the representations and warranties of the Borrower set forth herein, the Lender hereby agrees to make loans to the Borrower (the "Loan") in an amount up to the Original Loan Principal Amount. The Borrower may not re-borrow any portion of the Loan previously disbursed to it or that has been repaid (or prepaid) to the Lender. In no event shall the aggregate amount of the Loans exceed the Original Loan Principal Amount. As of the date hereof, the Lender has made a loan to the Borrower on the Closing Date equal to Five Million and No/100 Dollars ($5,000,000.00) (the "Initial Loan"). The proceeds of the Loan in excess of the Initial Loan (the "Additional Loan") shall be made available to Borrower in accordance with the provisions of this Section 2.1.

           (b) Additional Loan. Notwithstanding anything to the contrary, the
               ---------------
Lender's commitment to make the Additional Loan, or any advance thereunder, shall commence no sooner than May 1, 2001 and shall expire and be on no further force and effect on November 15, 2001 (the "Termination Date"). Borrower acknowledges and agrees that it shall bear the sole risk and responsibility to satisfy any and all conditions precedent set forth in this Section 2.1 as to the Additional Loan and that upon the Termination Date, Lender shall have no further obligation to fund the Additional Loan including, without limitation, any Additional Loan that has been requested by Borrower in accordance with this
Section 2.1 but for which all of the conditions precedent set forth in this
Section 2.1 have not been satisfied in full. The Additional Loan shall be subject to a review and determination by the Lender that for the twelve-month period immediately preceding the requested advance that Borrower, on a consolidated basis, has maintained an FCCR of greater than or equal to 1.20:1.00 both with respect to all business conducted by Borrower and a Total Debt to EBITDA of not more than 3.50:1.00 with respect to all business conducted by Borrower on a consolidated basis.

Borrower acknowledges and agrees that the availability of the Additional Loans and the financial terms and conditions of said Additional Loans are and shall be subject to a review and reassessment by Lender, of the credit quality of the Borrower as of said period in order for Lender to make a determination as to whether Borrower's financial condition as of said date continues to qualify for the Additional Loan. Should the financial condition of Borrower change in any material negative or adverse respect as determined by Lender, Lender shall have no obligation to make an Additional Loan.

          (c) Financial Terms of Additional Loan. The Additional Loan shall be
              ----------------------------------
made on the terms, conditions and provisions set forth in that certain Promissory Note in the form attached as Exhibit A hereto (the "Future Advance Note"), which Future Advance Note shall evidence the obligations of Borrower as to the Additional Loan and shall be made by Borrower in the original principal amount of up to Five Million Dollars ($5,000,000) and shall be payable to the order of Lender.

          (d) Use of Proceeds of Additional Loan. The Additional Loan may be
              ----------------------------------
used for any business purposes generally set forth in that certain commitment letter by and between Borrower and Lender dated November 22, 2000 (the "Specified Use") and subject to the other conditions set forth in this Section
2.1. The allocated amount of the Additional Loan for any one Qualifying Site (as hereinafter defined) shall not exceed 80% of the MAI appraised value of the Qualifying Site, as approved by Lender in its sole and absolute discretion.

          (e) Notice of Request for Additional Loan. The Borrower shall request
              -------------------------------------
the Additional Loan by giving the Lender notice in writing or by telephone (to be confirmed in writing on the same day signed by an officer of the Borrower) by 12:00 a.m. Chicago time at least thirty (30) business days before the requested date of the making an advance of such Additional Loan, which notice shall include the following: (i) the requested date of the Additional Loan, (ii) the amount of the Additional Loan to be made, and (iii) substantially final drafts of the property documents for the Qualifying Site(s).

          (f) Qualifying Sites. The Sites which are proposed to serve as
              ----------------
Qualifying Sites (the "Proposed Sites") are described on Schedule 1. Lender has performed its preliminary due diligence on the Proposed Sites. Lender's obligation to make an advance of the Additional Loan based upon the MAI appraised value of a Proposed Site shall be subject to the reasonable review and approval by Lender as to environmental, title and other similar due diligence matters as to which Lender conducted a similar review on the Identified Sites. Borrower shall provide all documents and instruments regarding the Proposed Site(s) as Lender may reasonably request. Borrower shall reimburse Lender for all of its reasonable costs and expenses in connection with any Proposed Site (including cost of both outside staff and outside legal counsel). Lender shall have a minimum of ten (10) business days to review and approve any and all information supplied by Borrower to Lender. Upon receipt by Lender of all information required pursuant to the provisions of this Section 2.1(f), Lender shall provide notice to

Borrower of its approval or disapproval of a Proposed Site (an approved Proposed Site shall be referred to herein as a "Qualifying Site"), which approval shall not be unreasonably withheld.

          (g) Disbursements. On or prior to the Additional Loan for a Qualifying
              -------------
Site, Borrower shall deliver the Future Advance Note, in the form attached as Exhibit A hereto, and grant to Lender first priority liens in and to the Qualifying Site, including the Collateral with respect thereto, in form and substance substantially similar to that which is being granted to Lender on the Identified Sites. The Borrower shall request disbursement of the Additional Loan for a Qualifying Site by giving the Lender notice in writing or by telephone (to be confirmed in writing on the same day signed by an officer of the Borrower) by 12:00 a.m. Chicago time at least five (5) business days before the requested date of the making of such Loan (a "Notice of Borrowing"), specifying (i) a calculation demonstrating that the principal amount of the requested Additional Loan when added to the existing Loans then outstanding, does not exceed the Original Loan Principal Amount, (ii) the requested date of the Additional Loan,
(iii) the amount of the Additional Loan to be made, and (iv) wire instructions specifying the name of Borrower's bank, the bank ABA number and Borrower's account number into which Lender is requested to transfer the Additional Loan proceeds.

          (h) Conditions of Additional Loan. The obligation of the Lender to
              -----------------------------
make advances of the Additional Loan is subject to the following conditions precedent:

              (i) The Lender shall have received, in accordance with the provisions of Section 2(g) above, an originally executed Notice of Borrowing signed by a duly authorized officer of the Borrower.

              (ii) All of the representations and warranties set forth herein and in the other Loan Documents shall, in the reasonable determination of the Lender, be true, correct and complete in all material respects at and as of the time of such Loan, with and without giving effect to such Loan and to the application of the proceeds thereof to the same extent as though made on and as of that date.

              (iii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default.

              (iv) All legal matters incident to such Additional Loan shall be reasonably satisfactory to counsel for the Lender.

              (v) On or before the date of funding the Lender shall have received, in accordance with the provisions of Section 2.1(f), all other information specified in Section 2.1(f), and such other documents as the Lender may reasonably require in connection with the making of the Loan.

              (vi) Lender shall have received such endorsements as Lender may require with respect to any existing title policies.

              (vii) Lender shall have received payment of Lender's counsel's reasonable legal fees and expenses with respect to the Additional Loan.

          Each Notice of Borrowing under Section 2.1 (g) shall constitute a representation and warranty by the Borrower made as of the time of the making of the requested Loan that the conditions specified in clauses (ii) and (iii) of this Section 2.1 (h) have been fulfilled as of such time.

          (i) Provisions With Respect to Additional Loans. No person not a party
              -------------------------------------------
to this Agreement shall have or enjoy any rights hereunder and all third-party beneficiary rights are expressly negated. Without limiting the generality of the foregoing, no one other than Borrower shall have any rights to obtain or compel a disbursement of the Additional Loan. The Loan is not to be construed by Borrower or anyone furnishing labor, materials, or any other work or product for improving the Qualifying Site as an agreement upon the part of Lender to assure that anyone will be paid for furnishing such labor, materials, or any other work or product. Borrower shall be solely responsible for such payments.

     2.2  The Note(s). The Loans and the Borrower's obligation to repay the
          -----------
Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of the Lender, and a promissory note or notes (either singularly or collectively the "Note"), in a collective principal amount equal to the Original Loan Principal Amount, and payable to the Lender or its order. With respect to the Future Advance Note, the Lender shall record the principal amount of each Loan on the Schedule annexed to the respective Note. Additional Loans made by the Lender and payments and repayments of principal with respect to each Loan shall be evidenced by notations made by the Lender on the Schedule annexed to the Note showing the date and amount of each such Loan, payment or repayment of principal. The aggregate unpaid amount of Loans set forth in the Schedule annexed to said Note shall be presumptive evidence of the principal amount owing and unpaid on such note; provided that the failure to
                                                --------
make (or any error in the making of) any such notations or recordings on such Schedules to the Notes shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Notes with respect to any Loan and payments of principal or interest on any Note.

     2.3  Mandatory Prepayments. Subject to Section 4.11 hereof and any
          ---------------------
provisions of the Loan Documents requiring Lender to make proceeds of insurance or condemnation available for restoration, repair or reconstruction, in the event of a casualty or condemnation, the Proceeds may be retained and applied by Lender, in its sole discretion, toward payment of the Note allocated to such Site in Schedule 1, whether or not then due and payable. In such event, the Note shall be reduced only by the amount of Proceeds received and retained by Lender and actually applied by Lender. After such application of Proceeds to the Note, any unpaid principal amount of the Note shall be immediately due and payable. Concurrently with such mandatory prepayment of the Note, the Borrower shall pay to the Lender the Prepayment Fee.

     2.4  Voluntary Prepayments. Except as set forth in Section 2.5 below, the
          ---------------------
Borrower may not voluntarily prepay all or any portion of the then outstanding principal amount of the Loan without the prior written consent of Lender.

     2.5  Prepayment Fee. Provided that, (i) the Note is current as of the date
          --------------
of such prepayment, (ii) the Borrower gives Lender thirty (30) days' prior written notice of its intent to prepay, (iii) except as to a prepayment in full of all Obligations, no Event of Default shall have occurred, and there shall have occurred no event that, but for the passage of time or the giving of notice, or both, could constitute an Event of Default, and (iv) the Borrower pays to Lender the Prepayment Fee (as hereinafter defined), Borrower shall be entitled to prepay all of a Note or the allocated portion of a Note with respect to an Identified Site. With respect to any prepayment, the Borrower shall, in addition to the amount prepaid, pay to Lender a prepayment fee (the "Prepayment Fee") equal in amount to the sum of:

          (a) the positive difference, if any, of (i) the present value on the date of prepayment in the aggregate of the then remaining installments of principal and interest due hereunder with respect to the amount of outstanding principal to be prepaid, discounted to said date using a discount rate equal to the Treasury Rate plus 450 basis points (as hereinafter defined), less (ii) the amount of the outstanding principal prepaid; plus

          (b)  the following,

               (1) as to any prepayment made from the date hereof through but not including the first anniversary of the date hereof (the first year of the Loan), three percent (3%) of the outstanding principal balance prepaid on such Notes;

               (2) as to any prepayment made from the first anniversary of the date hereof through but not including the second anniversary of the date hereof (year two of the Loan), two percent (2%) of the outstanding principal balance prepaid on such Notes;

               (3) as to any prepayment made from the second anniversary of the date hereof through but not including the fourth anniversary of the date hereof (years three through four of the Loan), one percent (1%) of the outstanding principal balance prepaid on such Notes; and

               (4) as to any prepayment made after the fourth anniversary of the date hereof through but not including the Maturity date hereof (year seven of the Loan), zero percent (0%) of the outstanding principal balance prepaid on such Notes.

     Upon the prepayment by Borrower in accordance with the foregoing provisions of the allocated portion of a Note with respect to a particular Identified Site, Lender shall cause the Mortgage encumbering such Identified Site to be released or reconveyed and the security interest in any Collateral located on or otherwise related to that Identified Site to be terminated, including the modification of any UCC filings with respect to such security interest to terminate the filing with respect to such portion of the Collateral. At the option and expense of Borrower, any such prepayment may be effectuated through an escrow in which the prepayment amount and the Mortgage and Collateral release documents are exchanged.

     For purposes hereof, "Treasury Rate" shall mean the yield of the United States government treasury notes with the closest matching maturity to the term remaining of this Note from the date as of two (2) days prior to the prepayment date to the date of the Maturity Date, as published in The Wall Street Journal (and if more than one such issue, the issue with the coupon rate closest to the loan interest rate). If the publication of The Wall Street Journal is discontinued or publication of the yield of United States treasury notes in The Wall Street Journal is discontinued, Lender shall, in its sole discretion, designate some other daily financial or governmental publication of national circulation as the source of this information.

     If the Indebtedness is accelerated for any reason, including, without limitation, because of default, sale, transfer or encumbrance (including that by operation of law or otherwise), the Prepayment Fee set forth above will also be due and payable as though said indebtedness was voluntarily prepaid. BORROWER EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW WHICH PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREPAYMENT FEE IN CONNECTION WITH ANY SUCH ACCELERATION ,INCLUDING, WITHOUT LIMITATION, CALIFORNIA CIVIL CODE SECTION 2954.10.

     Borrower expressly agrees that: (i) the Prepayment Fee provided for herein is reasonable; (ii) the Prepayment Fee shall be payable notwithstanding the then prevailing market rates at the time payment is made; (iii) there has been a course of conduct between Lender and Borrower giving specific consideration in this transaction for such agreement to pay the Prepayment Fee; and (iv) Borrower shall be estopped hereafter from claiming differently than as agreed to in this paragraph. Borrower expressly acknowledges that its agreement to pay the Prepayment Fee to Lender as herein described is a material inducement to Lender to make the Loan.

     2.6 Recourse. The Loan shall be full recourse to Borrower and the
         --------
Guarantors.

     2.7 Concerning Joint and Several Liability of the Borrowers.
         -------------------------------------------------------

        (a) Each of the Borrowers is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lender under this Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each other Borrower to accept joint and several liability for the Obligations.

          (b) Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not as a surety but as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 2.7), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.

          (c) If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation.

          (d) The Obligations of each of the Borrowers under the provisions of this Section 2.7 constitute the full recourse Obligations of each of the Borrowers enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or the other Loan Documents or any other circumstance whatsoever as to any other Borrower.

          (e) Except as otherwise expressly provided herein, each Borrower hereby waives promptness, diligence, presentment, demand, protest, notice of acceptance of its joint and several liability, notice of any and all advances of the Loans made under this Agreement and the Notes, notice of occurrence of any Event of Default (except to the extent notice is expressly required to be given pursuant to the terms of this Agreement or any of the other Loan Documents), or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by the Lender under or in respect of any of the Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Agreement and the other Loan Documents. Each Borrower hereby waives all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of the Borrowers and any other entity or Person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment, or place or manner for payment, compromise, refinancing, consolidation or renewals of any of the Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lender at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement and the other Loan Documents, any and all other indulgences whatsoever by the Lender in respect of any of the Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of any Borrower or any other entity or Person primarily or secondarily liable for any Obligation. Such Borrower further agrees that its Obligations shall not be released or discharged, in whole or in part, or otherwise affected by the adequacy of any rights which the Lender may have against any collateral security or other means of obtaining repayment of any of the Obligations, the impairment of any collateral security securing the Obligations, including, without limitation, the failure to protect or preserve any rights which the Lender may have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security, any other act or omission which might in any manner or to any extent vary the risk of such Borrower, or otherwise operate as a release or discharge of such Borrower, all of which may be done without notice to such Borrower; provided, however, that the foregoing shall in no way be deemed to create commercially unreasonable standards as to the Lender's duties as secured party under the Loan Documents (as such rights and duties are set forth therein). If for any reason any of the other Borrowers has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from any of the other Borrowers by reason of such other Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any reason, this Agreement and the other Loan Documents to which it is a party shall nevertheless be binding on such Borrower to the same extent as if such Borrower at all times had been the sole obligor on such Obligations. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of the Lender, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this Section 2.7, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this Section 2.7, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Borrower under this Section 2.7 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower under this Section 2.7 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any other Borrower. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, ownership, membership, constitution or place of formation of any Borrower. Each of the Borrowers acknowledges and confirms that it has itself established its own adequate means of obtaining from each of the other Borrowers on a continuing basis all information desired by such Borrower concerning the financial condition of each of the other Borrowers and that each such Borrower will look to each of the other Borrowers and not to the Lender in order for such Borrower to keep adequately informed of changes in each of the other Borrowers' respective financial conditions.

          (f) The provisions of this Section 2.7 are made for the benefit of the Lender and its respective permitted successors and assigns, and may be enforced by it or them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Lender or such successor or assign first to marshall any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this
Section 2.7 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this
Section 2.7 will forthwith be reinstated in effect, as though such payment had not been made.

          (g) Each of the Borrowers hereby agrees that it will not enforce any of its rights of reimbursement, contribution, subrogation or the like against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Lender with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been irrevocably paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Lender hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor.

          (h) Each of the Borrowers hereby agrees that the payment of any amounts due with respect to the indebtedness owing by any Borrower to any other Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each Borrower hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, such Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Borrower owing to such Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Borrower as trustee for the Lender and be paid over to the Lender to be applied to repay the Obligations.

SECTION 3. REPRESENTATIONS AND WARRANTIES.
           ------------------------------

     In order to induce the Lender to make the Loan, the Borrower makes the following representations and warranties as of the Closing Date. The representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the other Loan Documents and the making of the Loan.

     3.1  Financial Statements; No Adverse Change.
          ---------------------------------------

          (a) All Financial Statements of the Borrower heretofore furnished to the Lender are consistent with the books and records of the Borrower including all such books and records maintained with respect to the operation of the Sites, and are complete and correct in all material respects and fairly present the financial condition of the Borrower (as the case may be) on the relevant dates therein indicated.

          (b) Since the date of the most recent Financial Statements of the Borrower furnished to the Lender prior to the Closing Date, no material adverse change has occurred in the properties, business, prospects, operations or condition (financial or otherwise) of the Borrower or the Sites.

     3.2  Existence and Business. The Borrower is and shall continue to be
          ----------------------
either an individual or a corporation or partnership or limited liability company duly formed and validly existing under the laws of the state of its organization which is duly qualified to do business and in good standing in each jurisdiction in which the character of the properties owned or leased or the nature of the activities conducted makes such qualification or licensing necessary.

     3.3  Compliance with Law. Each of the Borrower and the Sites is in material
          -------------------
compliance with all Requirements of Law.

     3.4  Power and Authorization. The Borrower has full power and authority to
          -----------------------
own, lease and/or license (as applicable) and operate the Sites, to conduct its business as now conducted and as proposed to be conducted by it, to execute, deliver and perform the Loan Documents to which it is a party, to take all action as may be necessary to complete the transactions contemplated hereunder and thereunder, to grant the Liens provided for in the Loan Documents to which it is a party and to borrow hereunder. The Borrower has taken all necessary corporate, organizational and legal action to duly authorize the borrowing contemplated hereunder, to grant the Lien provided for in the Loan Documents to which it is a party and to duly authorize the execution, delivery and performance of the Loan Documents to which it is a party. The execution and delivery of the Loan Documents do not and will not violate, or cause a default under or with respect to, any applicable contractual obligation or legal requirement.

     3.5  Enforceable Obligations. Each of the Loan Documents to which the
          -----------------------
Borrower is a party has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower.

     3.6  Governmental Approvals and Other Consents and Approvals. Except for
          -------------------------------------------------------
the filing of the financing statements with the UCC filing offices, no Governmental Approvals or other consents or approvals or notices of or to any Person are required in connection with (a) the participation by the

Borrower in the transactions contemplated by the Loan Documents, (b) the use, ownership or operation of the Identified Sites in accordance with the applicable provisions of the Loan Documents and in compliance with all Requirements of Law.

     3.7       No Proceeding or Litigation. Except as described on Annex 5, no
               ---------------------------
litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Borrower, threatened against or affecting, the Borrower, or against or affecting, any of its properties, rights, revenues or assets or any portion of the Sites, which if determined adversely to Borrower could have a material adverse effect upon the financial condition or prospects of Borrower, its ability to pay and perform its obligations under the Loan Documents or the conduct of its business or operations.

     3.8       No Default. The Borrower is not in default in any material
               ----------
respect under or with respect to any contractual obligation, including any leases of personal and real property in connection with the Sites, and no notice of default has been given to the Borrower under any such contractual obligations.

     3.9       Ownership and Insuring of Property; Liens. Borrower has and shall
               -----------------------------------------
maintain good and marketable title to all Property and Collateral, in each case free and clear of all Liens except Permitted Liens. The Borrower has a valid leasehold interest in all items of Equipment and Property that it does not own and which is necessary to operate the Identified Sites. The Borrower has obtained all policies of insurance with respect to the Identified Sites and the Property required by the Loan Documents and all premiums in respect thereof have been paid to the extent required to keep such policies in full force and effect as of the Closing Date. Borrower has not received any notice of cancellation of any policy of insurance applicable to any Identified Site, Property or the Collateral and Borrower is in material compliance with all of the terms and conditions contained in such policies.

     3.10      Use of Proceeds. The Borrower agrees that it will use the
               ---------------
proceeds of the Loan only for the general business purpose(s) described in the Loan Application approved by the Lender.

     3.11      Loan Documents. Upon execution and delivery thereof, each of the
               --------------
Loan Documents (other than the Guaranty) shall have been duly and validly executed and delivered by the Borrower (or the Guarantor, as applicable) and shall constitute the Borrower's (or the Guarantor's, as applicable) legal, valid and binding obligation enforceable against the Borrower in accordance with its terms.

     3.12      Property Rights, Utilities, etc. All utility services, means of
               -------------------------------
transportation, facilities, equipment and other materials that can reasonably be expected to be necessary for the operation of the Sites (including, without limitation, gas, electrical, water and sewage services and facilities) until the Maturity Date are or will be available to the applicable Sites and, to the extent appropriate, arrangements have been made to provide such services, means of transportation, facilities, equipment and other materials to the applicable Sites.

     3.13      Licenses, etc. No licenses, logos, service marks, trademarks,
               -------------
copyrights, trade names, trade secrets, patents, or other agreements with respect to the usage of technology and no computer programs or other forms of intellectual property (other than any thereof which have been obtained and are in full force and effect as to the Borrower's permitted usage thereof) are necessary for the lease or ownership (as applicable), operation and maintenance of any of the Sites.

     3.14      Zoning and Other Laws.
               ---------------------

               (a) Each Identified Site complies in all material respects with all applicable zoning and building codes, and insurance underwriters' requirements to the extent such compliance is required as of any determination date;

               (b) Each Identified Site has legal access to public streets or roads sufficient to serve the current and anticipated future use and operation of the Site as presently constructed;

               (c) To the extent that an Identified Site is located in an area identified by the Federal Emergency Management Agency or a successor thereto as an area having special flood hazards or as an area designated as "flood prone" or a "flood risk area" pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, and any amendments or supplements thereto or substitutions therefor, the Borrower has purchased flood insurance to the maximum extent available;

               (d) All activities and conditions on each Identified Site are currently in compliance with all Environmental Laws and no notices have been received from any applicable governmental authorities citing, questioning or investigating the condition of any Identified Site or the conduct of any business thereon under applicable laws or regulations;

               (e) None of the Identified Sites is part of a tax parcel which includes other real property; and

               (f) Each Identified Site and the use thereof, separate and apart from any other properties, constitute a legal and conforming use under applicable zoning regulations and comply with all Requirements of Law. All material inspections, licenses and certificates required, whether by law, ordinance, regulation or insurance standards, to be made or issued with respect to each Identified Site have been made by or issued by appropriate authorities.

     3.15      Solvency. Borrower (and each Affiliate executing any Loan
               --------
Document) is solvent and, after giving effect to the Obligations, will continue to be solvent.

     3.16      Accuracy of Information. All reports, statements and financial
               -----------------------
data, and other information furnished (or hereafter furnished) by Borrower, agents and Affiliates to Lender, its agents or representatives hereunder or in connection with the Loan Application and the Obligations, are (and shall be on the date so furnished) true, complete and correct and do not fail to state any facts which would make any such information misleading.

     3.17      Tax Returns and Payments. The Borrower has filed all tax returns
               ------------------------
required by law to be filed and has paid all taxes, assessments and other governmental charges levied upon its respective properties, assets, income, franchises or sales, other than those not yet delinquent.

SECTION 4.     SECURITY.
               --------

     4.1       Grant of Security Interest.
               --------------------------

               (a)  Grant. As security for the prompt and complete payment and
                    -----
performance when due of the Obligations (whether at stated maturity, by acceleration or otherwise), the Borrower hereby pledges and grants to the Lender a lien on, and security interest in, all of the Borrower's right, title and interest in, to and under the Collateral whether now owned or hereafter acquired and, to the extent applicable, liens on the Sites pursuant to the Mortgage(s).

               (b)  Intentionally Omitted.
                    ---------------------

               (c)  Intentionally Omitted.
                    ---------------------

     4.2       Representations and Warranties. In order to induce the Lender to
               ------------------------------
make the Loan, the Borrower makes the following representations and warranties as of the Closing Date. The representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the other Loan Documents and the making of the Loan.

               (a)  Places of Business. The principal place of business and
                    ------------------
chief executive office where the Borrower keeps its records concerning the Identified Sites is located at the address of the Borrower set forth in Schedule 1 attached hereto. Except as disclosed in Schedule 1 attached hereto, the Borrower has no other places of business.

               (b)  Other Financing Statements. As of the date hereof, there is
                    --------------------------
no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) on file or of record in any relevant jurisdiction covering or purporting to cover any interest of any kind in the Collateral or Property except the Permitted Liens.

               (c)  Accounts. As of the time when each of its Accounts arises,
                    --------
such Accounts, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and all papers and documents (if any) relating thereto to, to the best knowledge of the Borrower,
(i) will represent the genuine, legal, valid and binding obligation of the respective account debtor(s) evidencing indebtedness unpaid and owed by the respective account debtor(s) arising out of the performance of the labor or services or the sale or lease and delivery of the merchandise described therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will evidence true and valid obligations, enforceable in accordance with their respective terms and (iv) will be in compliance with, and will conform in all material respects with, all Requirements of Law.

               (d)  Trade Names; Change of Name. No Borrower operates in any
                    ---------------------------
jurisdiction under, or in the preceding 12 months has operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name, the name of the Identified Sites and such other trade, fictitious or other names as are listed on Schedule 1 attached hereto.

               (e)  Affiliates. Except as disclosed in writing to Lender,
                    ----------
Borrower and its Affiliates have not conducted and do not conduct, by providing goods and/or services of any kind or by participating, owning, managing or directing any supplier or other third party providing goods and/or services of any kind, any business with respect to the business conducted on the Identified Sites, except for serving as an officer or employee receiving payments specifically disclosed on the financial statements furnished to Lender.

               (f)  Copyrights, Patents and Trademarks. Annexes 1, 2 and 3
                    ----------------------------------
hereto, respectively, set forth a complete and correct list of all Copyrights, Patents and Trademarks owned by the Borrower on the date hereof; except pursuant to licenses and other user agreements entered into by the Borrower in the ordinary course of business, which are listed in Annex 4 hereto, the Borrower owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in said Annexes 1, 2 and 3, and all registrations listed in said Annexes 1, 2 and 3 are valid and in full force and effect; except as may be set forth in said Annex 5 the Borrower owns and possesses the right to use all Copyrights, Patents and Trademarks, necessary for the operation of the business.

               (g)  Intellectual Property. Annex 4 hereto sets forth a complete
                    ---------------------
and correct list of all licenses and other user agreements included in the Intellectual Property on the date hereof.

               (h)  Litigation. To the Borrower's knowledge, (i) except as set
                    ----------
forth in Annex 4 hereto, there is no violation by others of any right of the Borrower with respect to any Copyright, Patent or Trademark listed in Annexes 1, 2 and 3 hereto, respectively, and (ii) the Borrower is not, in connection with the business, infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted or are pending against the Borrower or, to the Borrower's knowledge, threatened, and no claim against the Borrower has been received by the Borrower, alleging any such violation, except as may be set forth in said Annex 5.

               (i)  Trademarks. The Borrower does not own any Trademarks
                    ----------
registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies.

     4.3       Covenants. The Borrower covenants and agrees with the Lender
               ---------
that, from and after the date of this Agreement until the Obligations have been paid and performed in full:

               (a)  Further Documentation; Delivery of Instruments. At any time
                    ----------------------------------------------
and from time to time, upon the request of the Lender and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Code in effect in any jurisdiction with respect to the Liens created hereby and the Lender is authorized on behalf of the Borrower as the Borrower's agent and attorney-in-fact for such purpose, to complete and sign one or more financing statements or continuation statements with respect to the Liens granted hereby and to file the same in any appropriate office or place to the extent permitted by applicable law. The Borrower will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral or the Property, except financing statements filed or to be filed in respect of and covering the Liens granted hereby by the Borrower or filed or to be filed in respect of the Permitted Liens. Without limiting the obligations of the Borrower above, upon the acquisition after the date hereof by the Borrower of any Equipment covered by a certificate of title or ownership, cause the Lender to be listed as the lienholder on such certificate of title and within 120 days of the acquisition thereof deliver evidence of the same to the Lender.

               (b)  Indemnification. The Borrower will pay, and save the Lender
                    ---------------
harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all Taxes which may be payable or determined to be payable with respect to any of the Collateral or Property, (ii) with respect to, or resulting from, any delay in paying any and all filing, registration and recording fees and refiling, re-registration and re-recording fees, and all expenses incident to the execution and acknowledgment of this Agreement, any agreements supplemental hereto and any instrument of further assurance, and any and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Agreement, any agreement supplemental hereto, any security filing referred to above and any instruments of further assurance,
(iii) with respect to, or resulting from, any delay in complying with any Requirement of Law or Governmental Approval applicable to any of the Collateral or Property or (iii) arising out of or in connection with any of the transactions contemplated by this Agreement. In any suit, proceeding or action brought by the Lender under any Account for any sum owing thereunder, or to enforce any provisions of any Account, the Borrower will save, indemnify and keep the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower.

          (c) Compliance with Contracts. The Borrower will perform and comply in
              -------------------------
all material respects with all of its obligations under the contracts to which it is a party and all of its other contractual obligations, except to the extent of good faith disputes unless the failure to comply could result in a material adverse effect on the operations, prospects or financial condition of Borrower; provided that this Section shall not apply to the Loan Documents which shall be performed strictly in accordance with their terms.

          (d) Limitation on Dispositions and Liens on Collateral.
              --------------------------------------------------

              (i) The Borrower will not sell, transfer, lease or otherwise dispose of any of the Collateral or Property, or attempt, offer or contract to do so, except (A) for sales of Inventory in the ordinary course of business, (B) for sales and other dispositions of obsolete or worn out equipment or other property in the ordinary course of business, and (C) for sales of Property or Collateral released pursuant to Section 2.5;

              (ii) The Borrower will not create, incur or permit to exist, will forever warrant and defend the Collateral and the Property against, and will forever take such other action as is necessary to remove, any lien or claim on or to the Collateral or Property, other than the Permitted Liens, and will forever warrant and defend its right, title and interest and the Lender's right, title and interest in, to and under any of the Collateral and Property against the claims and demands of all Persons whomsoever.

          (e) Maintenance of Equipment. The Borrower will maintain each item of
              ------------------------
Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

          (f) Collection. The Borrower will use commercially reasonable efforts
              ----------
to cause to be collected from the account debtor named in each of its Accounts or the obligor under each of its contracts, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such contract, except that, unless an Event of Default has occurred and is continuing, the Borrower may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Borrower finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by the Borrower or the Lender, shall be borne by the Borrower.

          (g) Litigation. The Borrower will promptly give to the Lender notice
              ----------
of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceeding affecting the Borrower, except proceedings which, if adversely determined, would not have a material adverse effect on the consolidated financial condition, operations, business or prospects taken as a whole of the Borrower.

     4.4  Proceeds. If any Event of Default shall occur and be continuing, (a)
          --------
all Proceeds of the Collateral and/or Property received by the Borrower consisting of cash, checks and other near cash items shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall, forthwith upon receipt by the Borrower, be turned over to the Lender in the exact form received by the Borrower (duly endorsed by the Borrower to the Lender, if required), and (b) any and all such Proceeds received by the Lender (whether from the Borrower or otherwise) may, in the sole discretion of the Lender, be held by the Lender as collateral security for, and/or then or at any time thereafter may be applied by the Lender against, the Obligations (whether matured or unmatured) in such order as the Lender may determine in its sole discretion. Any balance of such Proceeds remaining after the Obligations shall have been paid and performed in full shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

     4.5  Remedies.
          --------

          (a) Exercise of Remedies. If any Event of Default shall have occurred
              --------------------
and be continuing, then, in addition to any other rights and remedies provided for herein or in the other Loan Documents or which may otherwise be available, the Lender may without any further demand, advertisement or notice (except as expressly provided for below), exercise all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral) and under the Code as from time to time in effect in the state in which the Collateral is located, may exercise, in accordance with applicable law, the power of sale under any Mortgage, and in addition: (i) may apply the moneys, if any, then held by or on behalf of it as part of the Collateral, to the payment of the Obligations in such order as the Lender may determine in its sole discretion and (ii) may sell or otherwise dispose of the Collateral and Property, or any part thereof, as hereinafter provided. The Collateral and Property may be sold or otherwise disposed of in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, the Lender, at any exchange or broker's board or at the Lender's place of business or elsewhere, for cash, upon credit or for other property, for immediate or future delivery, and at such price or prices and on such terms as the Lender shall, in its sole discretion, deem appropriate. The Lender may be the purchaser of any or all of the Collateral and Property so sold at a public sale and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind and the obligations of the Borrower to such purchaser may be applied as a credit against the purchase price. The Lender may, in its sole discretion, at any such sale qualify the prospective bidders or purchasers as to their creditworthiness and investment intention. Upon any such sale the Lender shall have the right to deliver, assign and transfer to the purchaser thereof (including the Lender or any of its successors or assigns) the Collateral and Property so sold. Each purchaser (including the Lender and its successors and assigns) at any such sale shall hold the Collateral and Property so sold, absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, of the Borrower, and the Borrower hereby specifically waives, to the full extent it may lawfully do so, all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. The Lender shall give the Borrower at least ten days' notice (which the Borrower agrees is reasonable notification under the Code) of any such public or private sale of Collateral. Such notice, in case of public sale, shall state the time and place fixed for such sale. Any such public sale shall be held at such time or times within ordinary business hours as the Lender shall fix in the notice of such sale. At any such sale the Collateral and Property may be sold in one lot as an entirety or in separate parcels. The Lender shall not be obligated to make any sale pursuant to any such notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Collateral and Property on credit or for future delivery, the Collateral and Property so sold may be retained by the Lender until the full selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral and Property so sold, and, in case of any such failure, such Collateral and Property may again be sold pursuant to the provisions hereof. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral and Property are insufficient to pay the Obligations in full and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

          (b) Foreclosure. Instead of exercising the power of sale provided in
              -----------
this Section, the Lender may proceed by a suit or suits at law or in equity to foreclose the security interest created under this Agreement and sell the Collateral and/or Property or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction.


          (c) Conduct of Sales. The Lender shall incur no liability as a result
              ----------------
of the sale of the Collateral and/or Property, or any part thereof, at any private sale conducted in a commercially reasonable manner. The Borrower hereby waives, to the full extent permitted by applicable law, all claims, damages and demands against the Lender, arising out of the repossession, retention or sale of the Collateral and/or Property, including, without limitation, any claims against the Lender arising by reason of the fact that the price at which the Collateral and/or Property, or any part thereof, may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Lender accepts the first offer received that the Lender in good faith deems to be commercially reasonable under the circumstances and does not offer the Collateral and/or Property to more than one offeree.

          (d) Assembly of Collateral. If the Lender shall demand possession of
              ----------------------
the Collateral or any part thereof pursuant hereto, the Borrower will, at its own expense, forthwith cause such Collateral or any part thereof designated by the Lender to be assembled and made available and/or delivered to the Lender at any place reasonably designated by the Lender.

          (e) Continuing Obligations. No sale or other disposition of all or any
              ----------------------
part of the Collateral or Property by the Lender pursuant to this Section shall be deemed to relieve the Borrower of its obligations in respect of any Obligations except to the extent the proceeds thereof are applied by the Lender to the payment of such Obligations.

          (f) Notification to Third Parties. If any Event of Default shall have
              -----------------------------
occurred and be continuing, the Lender shall have the right (i) to notify or to require the Borrower to notify Persons obligated on any Instruments, Accounts, Contracts and/or other General Intangibles that are part of the Collateral to make payment thereof directly to the Lender or as the Lender shall direct, (ii) to collect and enforce any such Instruments, Accounts, Contracts and/or other General Intangibles, and (iii) to compromise, settle or otherwise agree to waive, amend or modify the obligation of any account debtors or obligors under such Instruments, Accounts, Contracts and/or other General Intangibles. Subject to the provisions of the Loan Documents, until such time as the Lender elects to exercise such rights, the Borrower, as the agent of the Lender, shall collect and enforce all such Instruments, Accounts, Contracts and/or other General Intangibles. The reasonable cost of such collection and enforcement, including attorneys' fees and expenses, shall be borne by the Borrower, whether the same is incurred by the Lender or the Borrower.

          (g) WAIVER OF NOTICE, JUDICIAL HEARING, ETC. EXCEPT AS OTHERWISE
              ---------------------------------------
PROVIDED IN THIS AGREEMENT, THE BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE LENDER'S TAKING POSSESSION OR THE LENDER'S DISPOSITION OF ANY OF THE COLLATERAL AND/OR PROPERTY, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE BORROWER WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE.

_____________         _____________      _____________      _____________
Borrower's            Borrower's         Borrower's         Lender's
Initials     Initials       Initials     Initials

          (h) Other Remedies. The foregoing rights and powers of the Lender
              --------------
shall be in addition to, and not a limitation upon, any rights and powers of the Lender given by law, by any other provisions of this Agreement, by the other Loan Documents or otherwise and shall be enforceable to the maximum extent then permitted at law or in equity.

     4.6  Waivers. To the fullest extent it may lawfully so agree, the Borrower
          -------
agrees that it will not at any time insist upon, claim, plead, or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption, or similar law now or hereinafter in force in order to prevent, delay, or hinder the enforcement hereof or the absolute sale of all or any part of the Collateral or Property; the Borrower for itself and all who claim through it, so far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws, and all right to have the Collateral or Property marshaled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of the Collateral and Property as an entirety. Without limiting the generality of the foregoing, the Borrower hereby: (i) authorizes the Lender in its sole discretion and without notice to or demand upon the Borrower and without otherwise affecting the obligations of the Borrower hereunder or in respect of the Obligations, from time to time to take and hold other collateral (in addition to the Collateral and Property) for payment and performance of the Obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof and to accept and hold any endorsement or guaranty of payment of the Obligations or any part thereof and to release or substitute any endorser or guarantor or any other Person granting security for or in any other way obligated upon any Obligations or any part thereof; and (ii) waives and releases any and all right to require the Lender to collect any of the Obligations from any specific item or items of the Collateral or Property or from any other Person liable as an endorser or guarantor or in any other manner in respect of any of the Obligations or from any collateral (other than such Collateral or Property) for the Obligations or any part thereof.

     4.7  Limitation on Duties Regarding Preservation of Collateral. The
          ---------------------------------------------------------
Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither Lender, nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

     4.8  Rights of the Lender; Limitations on the Lender's Obligations. It is
          -------------------------------------------------------------
expressly agreed by the Borrower that, anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Accounts to which it is a party to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such Account. The Lender shall not have any obligation or liability under any Account by reason of or arising out of this Agreement or the assignment to the Lender of any payment relating to any Account pursuant hereto, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the obligations of the Borrower under or pursuant to any Account, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Account, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

     4.9   No Waiver; Cumulative Remedies. The Lender shall not by any single or
           ------------------------------
partial exercise of, or forbearance, failure or delay in exercising any right, power or remedy shall not be deemed to be a waiver of any Default or Event of Default or acquiescence in any breach of any of the terms and conditions hereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law, by this Agreement or any other Loan Document or otherwise and shall be enforceable to the maximum extent then permitted at law or in equity.

     4.10  Limited Power of Attorney. The Borrower hereby authorizes the Lender,
           -------------------------
at the Borrower's expense, to file such financing statement or statements relating to the Collateral and/or Property without the Borrower's signature thereon as the Lender, at its option, may deem appropriate, and appoints the Lender as the Borrower's attorney-in-fact to execute any such financial statement or statements in the Borrower's name and to perform all other acts which the Lender deems appropriate to perfect and continue the lien and security interest granted hereby and to protect, preserve and realize upon the Collateral and Property in accordance herewith, including the right to complete blanks in documents and execute assignments on behalf of the Borrower as its attorney-in-fact. This power of attorney is coupled with an interest and is irrevocable without the Borrower's consent.

     4.11  Substitute Sites.
           ----------------

           (a)      Continuous Operations. Borrower covenants and agrees that
                    ---------------------
during the term hereof Borrower shall, except as expressly provided in this
Section 4.11, at all times keep each of the Identified Sites open to the general public for business and in full operations and shall not "go dark" as to any of said Sites, except for purposes of making repairs (not exceeding ninety (90) days, provided, that, in the event business interruption insurance or rental loss is provided and is being paid with respect to said circumstances, up to one hundred eighty (180) days), or in the case of any Identified Site which is leased by Borrower to a tenant operator, except during any reasonable period of time needed to replace the tenant operator or otherwise commence operations at such Identified Site following a lease termination (not exceeding ninety (90) days, provided, that, in the event business interruption insurance or rental loss is provided and is being paid with respect to said circumstances, up to one hundred eighty (180) days). The Lender shall agree to consider, in good faith, a request from the Borrower that the Lender release its lien and security interests in an Identified Site and substitute in place thereof a new site (a "Substitute Site"), including any Identified Site for which a casualty or condemnation shall have occurred and for which Borrower desires to substitute the affected Identified Site with a Substitute Site instead of replacing or repairing the affected Identified Site; provided, however, that any decision to do so or not to do so will be made in Lender's sole and absolute discretion. In contemplation of such request, the Lender may consider, among other things: (i) whether an Event of Default exists or has previously occurred; (ii) the value, use, utility, brand, location and other attributes of the Identified Site and the Substitute Site; (iii) the impact of the substitution on the FCCR and Total Debt to EBITDA covenants; and (iv) any and all other factors Lender, in its sole and absolute discretion, deems relevant. Except as provided above, Borrower shall keep each of the Identified Sites open to the general public for business and in full operations and shall not "go dark" until said Site has been substituted in accordance with the provisions of this Section 4.11; provided, that in the event of a casualty or condemnation at an Identified Site for which insurance proceeds are available as required in accordance with the provisions of Section 5.1 hereof, Borrower shall provide written notice to Lender of its intent to cause a substitution within sixty (60) days after the casualty or condemnation and shall cause the substitution of the affected Identified Site with an approved Substitute Site prior to the earlier to occur of (1) the Maturity Date, (2) the expiration of the business interruption insurance payable with respect to the affected Site, and (3) twelve (12) months from the date of the casualty.

           (b)      Considerations For Substitute Sites. Any proposed restaurant
                    -----------------------------------
for which Borrower intends to substitute for an existing Identified Site shall be: (w) subject to the reasonable review and approval by the Lender as to the value, use, utility, brand, location and other attributes of the Substitute Site as compared to the existing Identified Site; (x) subject to the reasonable review and approval by Lender as to environmental, title and other similar due diligence matters as to which Lender conducted on the existing Identified Site;
(y) an economic unit no less valuable and not less useful than the Identified Site it would replace, which is currently in operation for at least one year and shall produce gross cash flow and net cash flow at a level sufficient to cover all carrying costs and operating expenses of the property (or, as to a site for which operations do not meet the one year test, subject to the delivery by the Borrower to Lender of a "keep well guaranty," in form and substance acceptable to Lender, which would provide for a guaranty by the Borrower of the net and gross cash flow from said site at a level sufficient to cover all carrying costs and operating expenses of the property); and (z) capable of full operations, and shall be in full operations on or prior to the date which is ninety (90) days from the date Borrower ceases operations at the Identified Site, except with respect to a casualty or condemnation, in which cases the time period in the last sentence of Section 4.11(a) shall be applicable.

           (c)      Documentation; Expenses and Failure to Substitute. Borrower
                    -------------------------------------------------
shall provide all documents and instruments regarding the Substitute Site(s) as Lender may reasonable request and shall keep Lender fully informed on the status of the Substitute Site(s) and Borrower's efforts to cause the Substitute Site(s) to become a substitute Identified Site hereunder. No Substitute Site shall become a substitute Identified Site hereunder unless and until, Lender has completed and approved its review of the environmental, title and other similar due diligence matters on the Substitute Site(s) and the

Substitute Site(s) has been made subject to the liens and security interests contemplated herein. Borrower shall reimburse Lender for all of its costs and expenses in connection with any Substitute Site (including cost of both staff and outside legal counsel). Lender shall have a minimum of ten (10) days to review and approve any and all information supplied by Borrower to Lender. In the event that Borrower shall fail to replace an Identified Site with a Substitute Site within ninety days of the date Borrower ceases operations at the Identified Site, it shall be an event of default hereunder, except with respect to a casualty or condemnation, in which cases the time period in the last sentence of Section 4.11(a) shall be applicable.

     4.12  Franchisee Transfers. Borrower has notified Lender that as to one or
           --------------------
more of the Identified Sites (other than Unit #682) that Borrower may seek to lease the real property comprising the Identified Site to a franchisee of Borrower's "Sizzler" style restaurants and to sell to said franchisee the non-real estate Collateral related to the operations of the business at said Identified Site (a "Franchisee Transfer"). Borrower has asked that Lender consent, subject to the terms and conditions set forth in this Section 4.12, to the Franchisee Transfers; provided, that, in no circumstances shall Borrower so transfer, nor shall Lender be obligated to consider the transfer of, more than two (2) of the Identified Sites. Borrower acknowledges and agrees than any such transfer shall be subject to the compliance by Borrower with each and all of the terms and conditions of this Section 4.12 and that any transfer in violation of the provisions of this Section 4.12 shall be null and void and shall constitute an Event of Default hereunder. Borrower acknowledges and agrees that Borrower shall have no right to request and Lender shall have no obligation to consent to any Franchisee Transfer if at any time prior to the satisfaction of the conditions precedent herein, there shall have occurred an Event of Default or any other event, that with the passage of time or the giving of notice, or both, would constitute an Event of Default.

           In connection with any proposed Franchisee Transfer, Borrower shall provide all documents and instruments regarding the Identified Site(s) and the proposed franchisee(s) as Lender may reasonable request and shall keep Lender fully informed on the status of the proposed Franchisee Transfer and Borrower's efforts to complete the transfer. No Franchisee Transfer shall become effective unless and until the Lender has completed and approved its review of the economic condition and qualifications of the franchisee, the terms and conditions of the proposed lease and franchise agreement to be entered into by and among the Borrower and the franchisee and other similar due diligence matters which consent shall not be unreasonably withheld. Further, as a condition to said Franchisee Transfer, Lender shall receive a perfected assignment of the lease to be entered into by and among the Borrower and the franchisee, together with a subordination, nondisturbance and attornment agreement and such other documents as Lender may reasonably request. Lender shall have a minimum of ten (10) days to review and approve any and all information supplied by Borrower to Lender.

           The Borrower shall be responsible for all of Lender's costs and expenses, including attorneys' fees, filing and release fees and other expenses, in connection with any requested release of collateral. Final approval for the release of any non-real property collateral shall be subject to satisfactory review and approval by Lender of all lease documents related to the Identified Site. In addition, the franchisee/tenant at any such unit must agree in writing to continue operating the business as a Sizzler franchise for the entire term of the Loan. Provided, that each of the conditions precedent herein shall have been satisfied in Lender's discretion, Lender shall release the lien on the Collateral (specifically excluding the Mortgage, which Mortgage shall remain as a fee mortgage/deed of trust as to said Identified Site) which relates to the Identified Site for which the Franchisee Transfer has been approved.

SECTION 5.     AFFIRMATIVE COVENANTS.
               ---------------------

               So long as any portion of the Loan remains outstanding and unpaid or any other Obligation is owing to the Lender hereunder or under any other Loan Document, the Borrower agrees that:

     5.1       Insurance.
               ---------

               (a)  Maintenance of Insurance. At Borrower's sole cost and
                    ------------------------
expense, Borrower shall:

                    (i) (A) keep the Collateral (which for purposes of this Section includes the Property) insured against loss or damage by fire, theft, and other hazards (including flood, if no certification or other evidence satisfactory to Lender is delivered to Lender to the effect that the Site is not located within a federally designated special flood hazard area) as may be required by Lender and by policies of fire, extended coverage and other insurance with such company or companies, in such amounts (and, with respect to policies required for property, fire and flood insurance in an amount not less than the lesser of (x) the replacement cost thereof and (y) the Original Loan Principal Amount), as may be required by or acceptable to Lender, but in no event less than the minimum amount required to prevent the imposition of any coinsurance requirement on the insured, (B) maintain commercial general liability insurance unamended or comprehensive general liability insurance with a broad form CGL endorsement with limits of not less than $1 million for each occurrence and (1) for Borrower's owning, leasing or operating up to and including three (3) locations, $1 million general aggregate, or (2) for Borrower's owning, leasing or operating up to and including six (6) Sites, policy aggregate of not less than $3 million, or (3) for Borrower's owning, leasing or operating more than six (6) Sites policy aggregate of not less than $5 million; provided that, in lieu of amending aggregate limits as described herein, endorsement CG 2504 amending limits per Site may be utilized when applied to the above-described minimum limits and limit exceeds may be provided by Excess Liability or Umbrella Liability coverage, (C) maintain business interruption insurance with scope and coverage reasonably satisfactory to Lender, (D) Business Automobile Liability Insurance covering all vehicles used in the operations of the Borrower with limits of liability of not less than:
Bodily Injury $1 million each person, $1 million each accident; Property Damage $1 million or a Combined Single Limit of $1 million for bodily injury and property damage, and (E) maintain such other insurance (including certain minimum levels of acceptable workers' compensation, property damage, general public liability insurance) as would be maintained by similarly situated businesses in the same kind of business in the area of the Sites.

                    (ii)      cause all insurance policies required hereunder
(A) to be maintained by providers authorized to do business in the state where such site is located and either (x) having ratings of not less than A- from A.M. Best Company Inc. and a Best's Financial category of X or larger (or comparable ratings from a corporate rating agency, as determined by Lender) or (y) who, if not so rated, have been approved by Lender and (B) to contain a standard lender's loss payable endorsement and mortgagee's or lienholder's endorsement providing for payment directly to Lender and/or its designees and to provide for a minimum of 30 days' notice to Lender prior to cancellation or modification or nonrenewal;

                    (iii) timely pay all premiums, fees and charges required in connection with all of its insurance policies and otherwise continue to maintain such policies in full force and effect; and

                    (iv) promptly deliver the insurance policies, certificates (and renewals) thereof or other evidence of compliance herewith to Lender.

               Without limiting the obligations of the Borrower under the foregoing provisions, in the event that Borrower fails to provide Lender with evidence of the insurance coverage required by this Agreement, Lender may purchase insurance at Borrower's expense to protect Lender's interest in the Collateral and Property. This insurance may, but need not, protect Borrower's interests. The coverage purchased by Lender may not pay any claim made by Borrower or any claim that is made against Borrower in connection with the Collateral or the Property. Borrower may later cancel any insurance purchase by Lender, but only after providing Lender with evidence that Borrower has obtained insurance as required by this Agreement. If Lender purchases insurance for the Collateral and/or the Property, Borrower shall be responsible for the costs of that insurance, including interest and other charges imposed by Lender in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Indebtedness. The costs of the insurance may be more than the costs of insurance Borrower is able to obtain on its own.

               (b)  Application of Proceeds.
                    -----------------------

                    (i)  Application to Restoration. In the event of a casualty
                         --------------------------
or condemnation insured under this Section where (A) Borrower is required to restore the damaged Property pursuant to the terms of a reciprocal easement agreement covering the Property or (B) (1) the loss is in an aggregate amount less than 25% of the fair market value of the affected Property, as reasonably determined by Lender, (2) in the reasonable judgment of Lender, the Property may be restored within 12 months (and in any event prior to the Maturity Date and the expiration of the business interruption insurance with respect thereto) to an economic unit not less valuable and not less useful than the same was prior to the insured casualty or condemnation, and after such restoration will adequately secure the outstanding balance of the Loan, and (3) no Event of Default shall have occurred and be then continuing, then the Proceeds (after reimbursement of any expenses incurred by Lender) shall be applied to reimburse Borrower for the cost of restoring, repairing, replacing or rebuilding the affected Property (the "Restoration"), in the manner set forth herein. In such case, Borrower shall commence and diligently prosecute such Restoration; provided that (x) Borrower shall pay (and if required by Lender, Borrower shall deposit with Lender in advance) all costs of such Restoration in excess of the net amount of the Proceeds made available pursuant to the terms hereof, and (y) Lender shall have received evidence reasonably satisfactory to it that, during the period of the Restoration , Borrower's net income will be at least equal to the sum of the operating expenses and debt service, as reasonably determined by Lender. All other Proceeds shall be retained by Lender and may, in accordance with Section 2.3 hereof, be applied to the Obligations.

               (ii)  Procedure for Application to Restoration. If Borrower is
                     ----------------------------------------
entitled to reimbursement for Restoration of the damaged Property out of the Proceeds held by Lender, such Proceeds shall be disbursed from time to time upon Lender being furnished with (A) evidence satisfactory to it of the estimated cost of completion of the Restoration, (B) funds or, at Lender's option, assurances satisfactory to Lender that such funds are available, sufficient in addition to the Proceeds to complete the proposed Restoration, (C) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably require and approve, and (D) all plans and specifications for such Restoration, such plans and specifications to be approved by Lender prior to commencement of any work. No payment made prior to the final completion of the Restoration shall exceed 90% of the value of the work performed from time to time. Funds other than the Proceeds shall be disbursed prior to disbursement of such Proceeds. At all times, the undisbursed balance of such Proceeds remaining in the hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the Restoration, free and clear of all Liens or claims for Lien. Any surplus that remains out of the Proceeds held by Lender after payment of such costs of Restoration shall, in the sole discretion of Lender, be retained by Lender and applied to payment of the Obligations or paid to Borrower. Notwithstanding the foregoing, if the amount of the proceeds shall be $100,000 or less, then Borrower may hold the proceeds and apply them to the repair or restoration.

     5.2  Inspection of Property; Books and Records; Plans; Discussions. The
          -------------------------------------------------------------
Borrower shall keep proper books of record and account in which full, true and correct entries shall be made of all of its transactions in conformity with all applicable Requirements of Law, and upon reasonable notice the Borrower shall permit representatives of the Lender to visit and inspect its Sites, to examine its books of record and account and to discuss its affairs, finances and accounts with its principal officers, engineers and independent accountants, all at such reasonable times during business hours and at such intervals as the Lender may request.

     5.3  Compliance with Laws and Agreements. The Borrower shall pay all Taxes
          -----------------------------------
and other liabilities when due. The Borrower shall comply with all of its other contractual obligations. The Borrower will comply with all applicable Requirements of Law. The Borrower will obtain, and maintain in full force and effect, all Governmental Approvals required in connection with the ownership, use or operation of any of the Sites.

     5.4  Financial Statements. The Borrower shall furnish or cause to be
          --------------------
furnished to the Lender the financial information and certificates set forth below:

          (a) as soon as available, but in any event within sixty (60) days after the end of each fiscal quarter (beginning with the first full fiscal quarter after Loan closing), a copy of the balance sheet for each Identified Site and of the Borrower as of the end of such quarterly period and the related statements of income, retained earnings and changes in cash flow for each Identified Site and of the Borrower for such quarterly period, setting forth in each case in comparative form the figures for the comparable period of the previous fiscal year, certified by the chief executive officer, or chief financial officer of the Borrower (or by one of the owners of Borrower on behalf of the Borrower) as being complete and correct in all material respects and fairly presenting the financial condition of the Borrower on the relevant dates indicated therein, which financial statements shall be prepared based on a fiscal year utilizing a format and accounting methodology consistent with those used in the preparation of the Financial Statements of the Borrower delivered to the Lender on or prior to the Closing Date in connection with the Loan Application;

          (b) concurrently with the delivery of the financial statements of the Borrower referred to in clause (a) of this Section 5.4, and more often as requested by Lender, a certificate of the chief executive officer or chief financial officer of the Borrower (or one of the owners of Borrower on behalf of the Borrower) in substantially the form attached hereto as Schedule 2;

          (c) upon request of Lender, Borrower shall, within thirty (30) days of said request, provide Lender with copies of any tax return for the Borrower filed with the Internal Revenue Service; and

          (d) promptly after receipt, copies of any lawsuits received or notices from any applicable governmental authority relating to condition of or operations at any Identified Site or payments of Taxes, and such additional financial and other information with respect to the Borrower and the Identified Sites, as the Lender may from time to time reasonably request.

     Notwithstanding the foregoing, so long as the parent corporation of Borrower is a publicly traded company, Borrower shall be required to provide to Lender only such of the financial information described in (a) above as is normally prepared by Borrower or is necessary to determine compliance with the covenants in Section 5.5, and Borrower will also cause to be provided to Lender the 10-Q and 10-K filings of Borrower's parent corporation.

     5.5  FCCR/Total Debt. Borrower shall maintain a FCCR of not less than the
          ---------------
ratio as more specifically described on Schedule 1, and a ratio of Total Debt to EBITDA of not more than the ratio as more specifically described on Schedule 1, with respect to all businesses conducted by Borrower. All calculations of the FCCR and Total Debt shall be made as of the end of each fiscal quarter based upon the financial information furnished by Borrower hereunder for the most recent trailing twelve-month period.

     5.6  Maintenance of Sites. The Borrower, at its expense, shall keep each of
          --------------------
the Identified Sites and the Collateral, including all equipment related to each of the Identified Sites, in good working order and condition, reasonable wear and tear excepted, and shall make all repairs, replacements and renewals with respect thereto and all additions and betterments thereto which are necessary for each of the Identified Sites to operate in compliance with the terms of the Loan Documents, and in compliance in all respects with all Requirements of Law.

     5.7  Notice of Material Events. Borrower shall, and shall cause the
          -------------------------
Guarantor, to promptly inform Lender in writing of any of the following:

          (a) any Event of Default, or default or breach by the Guarantor of any obligation under any loan document, or the occurrence or existence of any event or circumstance that Borrower or the Guarantor reasonably expects will, with the passage of time, become an Event of Default, or such a default or breach by the Guarantor;

          (b) any change in the insurance coverage required of the Borrower pursuant to any loan document, with evidence of same attached;

          (c) any material change in accounting policies or financial reporting practices of the Borrower or the Guarantor;

          (d)  the death or incapacity of any Guarantor;

          (e) the occurrence of any material employment litigation involving any executive or senior management of Borrower or Guarantor and for which Borrower or Guarantor is uninsured and description of the strategy for resolving it; and

          (f) any event, circumstance or condition that has resulted, or has a reasonable possibility of resulting, in either a material adverse change or a material adverse effect with respect to the Borrower or the Guarantor.

     5.8  Maintenance of Existence and Licenses. The Borrower shall maintain its
          -------------------------------------
existence and good standing in all applicable jurisdictions and do or cause to be done all things necessary to preserve and keep in full force and effect all certificates of public convenience and necessity, franchises, licenses and other permits and authorizations from Governmental Authorities necessary for the operation of the Sites, except where the failure to so maintain will not or could not be reasonably expected to have a material adverse effect on the consolidated financial condition, operations, business or prospects of Borrower when taken as a whole.

SECTION 6. NEGATIVE COVENANTS.
           ------------------

           So long as any portion of the Loan remains outstanding and unpaid or any other Obligation is owing to the Lender hereunder or under any other Loan Document and without the Lender's express written consent, the Borrower agrees that:

     6.1   Merger, Sale of Assets, Purchases, etc. The Borrower shall not merge
           --------------------------------------
into or consolidate with any other Person, acquire any other Person, allow any other Person to merge into it, acquire all or substantially all of the assets or any of the stock of any other Person, change its form of organization or its business, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or sell, transfer, assign, discount, lease, encumber, or otherwise dispose of all or substantially all of its assets, or sell, transfer, assign, discount, lease or otherwise dispose of any of the Property or Collateral except for (i) the sale of Inventory in the ordinary course of business, (ii) the sale or other disposition in the ordinary course of business of obsolete or worn-out equipment or other property no longer useful in the businesses conducted by the Borrower, and (iii) transactions contemplated by Section 2.5, Section 4.12 or other provisions of this Agreement or the other Loan Documents; provided, that, Borrower shall be entitled, upon prior written notice to Lender, to so merge with or acquire any other Person or acquire assets of another Person so long as Borrower can demonstrate to the reasonable satisfaction of Lender (as demonstrated by a written consent of Lender) that following said act the Borrower (on a consolidated basis) will, on a pro forma basis, comply with the FCCR and Total Debt to EBIDTA tests for the next succeeding twelve (12) months.

     6.2   Other Indebtedness. Borrower shall not incur or become liable for
           ------------------
other Indebtedness, except where (i) it is not secured by any Collateral or Property or ownership interest directly or indirectly in Borrower, and (ii) on a pro forma basis as determined by Lender, the FCCR and Total Debt to EBITDA will, after giving effect to such additional Indebtedness, remain in compliance with the provisions of Section 5.5 hereof.

     6.3   No Further Disposition or Encumbrances. Other than with respect to
           --------------------------------------
the interest granted in favor of Lender, to the extent of the Permitted Liens, if any, Borrower has not and, will not enter into any agreement or understanding or take, permit or suffer to exist any action (including the filing of a financing statement, agreement, pledge, mortgage, notice or registration) or event (whether by operation of law or otherwise) for the purpose of, or that may have the effect of, directly or indirectly, granting a security interest in or lien on (including any state or federal tax lien), pledging, transferring, assigning, or encumbering any Property, Collateral, any interest therein or rights pertaining thereto, or changing, modifying, supplementing, or increasing the amount of credit, loans, obligations or value secured by the Permitted Liens, if any, or the amount, property or assets encumbered thereby.

     6.4  No Change In Ownership of Borrower. The Borrower shall not permit any
          ----------------------------------
sale, transfer, or assignment (other than by inheritance, devise, bequest or by operation of law upon the death of a natural person) of:

          (a) any interest of the Borrower in the Property, any Identified Site, or the Collateral, except as otherwise permitted by this Agreement;

          (b) all or any part of the ownership interest in the Borrower by any Person with the power to direct the management and policies of the Borrower, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise;

          (c) all or any part of the Borrower's ownership interest in any Person with the power to direct the management and policies of the Borrower, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and

          (d) if the Borrower is a trust, (i) the termination or revocation of the trust, or (ii) the removal, appointment or substitution of a trustee of the Borrower;

provided, that, so long as Guarantor is a publicly traded company, the foregoing provisions shall not apply to the merger, sale or exchange of the shares of Guarantor in the public market other than the merger, sale or exchange of a controlling interest in Guarantor (provided, further, that Lender shall not unreasonably withhold its consent to a merger or sale of the controlling interest of Guarantor).

     6.5  Transactions Between Borrower and Affiliates. Except as has been
          --------------------------------------------
expressly disclosed to Lender in writing prior to the date hereof or for transactions on prevailing market terms and conditions or for transactions by and between the Borrowers and the Guarantors so long as said transactions comply with Section 6.6 hereof, the Borrower will not directly or indirectly: (a) acquire (whether for cash, property, services or securities or otherwise) the capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any Affiliate, or deposit with, or advance, loan or other extension of credit to, any Affiliate or guarantee or make any other contingent obligation with respect to, Indebtedness or other liability of any Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate; (c) merge into or consolidate with or purchase or acquire assets from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, guarantees).

     6.6  Payments and Distributions to Affiliates. The Borrower shall not make
          ----------------------------------------
any payments, distributions, reimbursements, loans, guarantees, extensions of credit to or for the benefit of any Affiliate if at any time it may cause the Borrower to be out of compliance with the provisions of Section 5.5 hereof.

SECTION 7. EVENTS OF DEFAULT/REMEDIES.
           --------------------------

     7.1   Events of Default. If any of the Events of Default listed below in
           -----------------
this Section (or referred to elsewhere in this Agreement or any other Loan Document) shall occur and be continuing, the Lender may (i) declare the entire unpaid principal amount of the Loan and the Note, all interest accrued and unpaid thereon, and all other Obligations to be forthwith due and payable, whereupon such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by the Borrower; and/or (ii) foreclose on any or all of the Property or Collateral; and/or (iii) proceed to enforce all other remedies available to it under the Loan Documents or under applicable law. Notwithstanding the foregoing, if an Event of Default referred to in Section 7(e) below shall occur with respect to the Borrower or the Guarantor, automatically and without notice the actions described in clause (i) of the next preceding sentence shall be deemed to have occurred. Such Events of Default are the following:

           (a) Any interest or principal of the Loan shall not be paid when due in accordance with the terms of the Note or any fee or other amount payable to the Lender hereunder or under the Note or under any other Loan Document shall not be paid when due and such principal, interest, fee or other amount shall remain unpaid for ten (10) or more days; or

           (b) Any representation or warranty made by the Borrower or any Guarantor in any Loan Document or in any certificate, financial or other statement or other document furnished to the Lender by or on behalf of the Borrower or any Guarantor under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby shall prove to have been false or misleading as of the time made or deemed made in any material respect; or

           (c) The Borrower or any Guarantor shall fail to perform or observe any of its covenants contained in this Agreement or in any other Loan Document (and which covenant is not specifically addressed in the other provisions of this Section 7, as to which such other provisions shall control) and such failure shall continue unremedied for a period of thirty (30) days after written notice thereof from the Lender to the Borrower; provided, however, that if such default cannot reasonably be cured in thirty (30) days, the cure period shall be extended so long as Borrower or Guarantor promptly commences to cure the default and thereafter proceeds with due diligence to cure the same but in no event to exceed ninety (90) days from the date of said notice; or

           (d) The Borrower shall fail to perform any of its obligations under material contract to which it is party, the failure of which to perform could have a material adverse effect on the business, operations or prospects of the Borrower; or

          (e) The Borrower or any Guarantor shall commence a voluntary case concerning itself under any chapter of Title 11 of the United States Code entitled "Bankruptcy" or any successor statute (as now or hereafter in effect, or any successor thereto, the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any Guarantor and the petition is not controverted within ten (10) days, or is not dismissed within ninety (90) days, after commencement of the case; or a custodian (as defined in the Bankruptcy
Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or a Guarantor; or the Borrower or any Guarantor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or such Guarantor, or there is commenced against the Borrower or any Guarantor any such proceeding which remains undismissed for a period of ninety
(90) days, or the Borrower or the Guarantor are adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any Guarantor suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of ninety (90) days; or the Borrower or any Guarantor makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any Guarantor for the purpose of effecting any of the foregoing; or

          (f) A judgment or judgments shall be rendered against the Borrower involving in the aggregate a liability (not fully covered or paid by insurance) of an amount equal to or in excess of $250,000 for any individual action and/or $2,500,000 in the aggregate for the Borrower or $500,000 for any individual action and/or $5,000,000 in the aggregate for the Guarantor (as the case may be) and such judgment or judgments shall remain in effect and (a) shall be unsatisfied, unstayed and unbonded for a period of thirty (30) or more consecutive days or (b) other arrangements satisfactory to the Lender shall not have been made to protect the Property or Collateral and the other interests of the Lender from the enforcement of such judgment or judgments; or

          (g)  Any encumbrance of the Property or the Collateral in violation of
Section 6.2 hereof; or

          (h)  Any sale or change in the ownership of Borrower in violation of
Section 6.4 hereof; or

          (i) At any time, any of the Identified Sites on which Borrower (as opposed to a tenant) is operating its business is abandoned for ten (10) or more consecutive days, unless occupancy thereof is forbidden by a local state of emergency or curtailed due to damage and destruction not to exceed ninety (90) days, provided, that, in the event business interruption insurance or rental loss is provided and is being paid with respect to said circumstances, up to one hundred eighty (180) days; or

          (j) Any monetary default shall occur with respect to the payment of any Indebtedness of Borrower (other than this Loan) which is not cured within a stated cure period, if any.

     7.2   Remedies. In addition to any other right of the Lender hereunder or
           --------
under the other Loan Documents, under law or at equity,

           (a) If any Event of Default has occurred, the Lender shall have the right to foreclose on any or all of the Property or Collateral, and/or proceed to enforce all other remedies available to it under the Loan Documents or under applicable law;

           (b) If any Event of Default has occurred and is continuing, the Lender shall also have all the rights under the Code to realize on the Property or Collateral in addition and cumulative with any other rights granted under the Loan Documents or otherwise, including, without limitation, the right to demand payment from any Guarantor, to take possession of the Property or Collateral, to sell Property or Collateral at public or private sales and on such terms as the Lender deems advisable (and to be the purchaser in such sale), and to require the Borrower to make the Property or Collateral available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. The Borrower and the Lender agree that as to any reasonable notice requirement under the Code, that such reasonable notice requirements shall consist of ten (10) days written notice mailed to the last address of the Borrower known to the Lender. Expenses of retaking, holding, preparing for sale, selling or the like will first be paid from the proceeds of the Property or Collateral before the balance is applied to the payment of any other Obligations; and

           (c) Upon the occurrence of any Event of Default, the Lender may, but need not, make (or cause to be made), pay or perform (or cause to be paid or performed) any of the Borrower's obligations contained herein or in any other Loan Documents, in any form and manner deemed reasonably expedient by the Lender as agent or attorney-in-fact of the Borrower, and any amount so paid or expended (plus reasonable compensation to the Lender for its out-of-pocket costs and other expenses (including legal expenses) for each matter for which it acts under this Agreement) with interest thereon at the Default Rate, as defined in the Note, shall be added to and constitute an Obligation hereunder and shall be repaid by the Borrower to the Lender upon demand. No such action of the Lender shall be considered as a waiver of any right accruing to it on account of the occurrence of any Default or any Event of Default.

SECTION 8. MISCELLANEOUS.
           -------------

     8.1   Amendments and Waivers. No provision of this Agreement or of any
           ----------------------
other Loan Document may be amended, supplemented, modified or waived, except by means of a written agreement signed by the Lender and each party to such Loan Document.

     8.2   Notices. All notices, requests and demands to or upon the respective
           -------
parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, messenger or courier service, or three (3) days after deposit in the mail, first class postage prepaid, or in the case of transmission by telecopier, when confirmation of receipt is obtained, addressed to the Borrower at its address specified on Schedule 1 and to the Lender at its address specified above (or to such other address as the parties hereto may give notice of to one another from time to time at least 10 days before such change of address shall become effective). If such delivery occurs after 5:00 p.m. local time, it will be deemed received on the next business day.

     8.3  No Waiver. No delay on the part of the Lender in exercising any power
          ---------
or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by the Lender of any right hereunder or of any Event of Default shall be binding upon the Lender unless set forth in writing and such writing expressly states that it is intended to constitute such a waiver. No failure by the Lender to exercise any right hereunder shall operate as a waiver of any other or further exercise of such right.

     8.4  Survival. All representations and warranties made in this Agreement
          --------
and the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery of this Agreement, the Note and the other Loan Documents.

     8.5  Loan Program; Assignments.
          -------------------------

          (a) THE BORROWER ACKNOWLEDGES THAT: (i) THE LOAN IS PROVIDED UNDER A PROGRAM (THE "LOAN PROGRAM") OF THE LENDER UNDER WHICH SIMILAR OR DIFFERENT FINANCING MAY BE PROVIDED BY THE LENDER (OR ITS AFFILIATES) TO OTHER PERSONS FOR SIMILAR OR DIFFERENT PURPOSES AND ON SIMILAR OR DIFFERENT TERMS AND CONDITIONS;
(ii) THE LENDER MAY FINANCE ITS LENDING UNDER THE LOAN PROGRAM BY SELLING OR GRANTING INTERESTS IN THE LENDER'S RIGHTS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND OTHER SIMILAR OR DIFFERENT LOAN DOCUMENTS TO PURCHASERS ("PURCHASERS") AND THE PURCHASERS MAY FINANCE THEIR PURCHASE AND HOLDING OF SUCH INTERESTS ON AN AGGREGATE BASIS AND NOT ON A BASIS SOLELY RELATED TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; (iii) THE LENDER AND/OR THE PURCHASERS MAY GRANT A SECURITY INTEREST IN THEIR RIGHTS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS IN CONNECTION WITH THE LOAN PROGRAM; AND (iv) THE PURCHASERS, ANY PURCHASER AGENT, ANY PERSON TO WHOM SUCH A SECURITY INTEREST WAS GRANTED AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS ARE INTENDED THIRD-PARTY BENEFICIARIES OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (b) THE BORROWER CONSENTS TO THE ASSIGNMENT BY THE LENDER FROM TIME-TO-TIME OF ALL OR ANY PORTION OF ITS RIGHTS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. THE BORROWER FURTHER ACKNOWLEDGES AND AGREES THAT THE LENDER MAY PROVIDE TO ANY SUCH ASSIGNEE OR SUCCESSOR (OR ANY PROSPECTIVE ASSIGNEE OR SUCCESSOR) OR TO ANY NATIONALLY RECOGNIZED STATISTICAL RATING AGENCY INFORMATION IN THE LENDER'S POSSESSION WITH REGARD TO THE BORROWER, OR ANY AFFILIATE OF THE BORROWER. THE LENDER MAY GRANT PARTICIPATIONS IN ITS RIGHTS UNDER THE LOAN DOCUMENTS.

          (c)  LENDER MAY POOL THE LOAN IN A SECURITIZATION (THE
"SECURITIZATION") WITH ANY OR ALL OTHER LOANS WHICH MAY INCLUDE SALES TO ONE OR MORE OF ITS AFFILIATES WHO WILL ACQUIRE SUCH LOANS WITH THE PROCEEDS OF BONDS OR OTHER SECURITIES SOLD TO ONE OR MORE INVESTORS. ALTERNATIVELY, LENDER MAY SELL OR TRANSFER SUCH LOANS AS WHOLE LOANS IN ANY OTHER MANNER.

          (d) THE BORROWER AGREES TO COOPERATE WITH THE LENDER IN ARRANGING A SECURITIZATION OF THE LOAN, AS DESCRIBED ABOVE, INCLUDING, WITHOUT LIMITATION, PROVIDING SUCH INFORMATION TO THE LENDER WITH RESPECT TO THE BORROWER AND ITS RESPECTIVE BUSINESSES AS THE LENDER MAY REASONABLY REQUIRE TO INCLUDE IN A PLACEMENT MEMORANDUM TO BE PREPARED IN CONNECTION WITH SUCH TRANSACTION AND TO MAKE OFFICERS OF THE BORROWER AVAILABLE TO POTENTIAL INVESTORS IN SUCH TRANSACTION.

     ____________   ____________    ____________      ___________
     Borrower's     Borrower's      Borrower's        Lender's
     Initials       Initials        Initials          Initials

     8.6  Headings. The paragraph, section and caption headings used in this
          --------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     8.7  Counterparts. This Agreement may be executed in several counterparts,
          ------------
each of which shall be an original and all of which shall constitute but one and the same instrument.

     8.8  Governing Law. This Agreement and the Note and the rights and
          -------------
obligations of the parties under this Agreement and the Note shall be governed by, and construed and interpreted in accordance with, the law of the State of Illinois, without reference to conflicts of law rules.

Accordingly, in all respects, including, without limitation, matters of construction, validity, enforceability and performance, this Agreement, the Note and the other Loan Documents and the obligations arising hereunder and thereunder shall be governed by, and construed in accordance with, the laws of the state of Illinois applicable to contracts made and performed in such state, and any applicable law of the United States of America, except that at all times the provisions for enforcement of the power of sale granted hereunder and the creation, perfection and enforcement of the security interests created pursuant thereto and hereunder and pursuant to the other Loan Documents shall be governed by and construed according to the laws of the state where the Premises and Improvements are located. Except as provided in the immediately preceding sentence, Borrower hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, any claim to assert that the law of any jurisdiction other than Illinois governs this Agreement, the Note and the other Loan Documents.

     ___________         __________         __________     _________
     Borrower's          Borrower's         Borrower's     Lender's
     Initials            Initials           Initials       Initials

     8.9  Maximum Interest Rate. Anything herein or in the Note to the contrary
          ---------------------
notwithstanding, the Borrower shall not be obligated to pay to the Lender any amounts constituting interest on the Loan (whether nominated hereunder as interest, late payment or other fees or other charges) in excess of the maximum rate permitted by any applicable federal or Illinois law.

     8.10 Integration. This Agreement represents the agreement of the Borrower
          -----------
and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

     8.11 Submission to Jurisdiction; Waivers. THE BORROWER HEREBY IRREVOCABLY
          -----------------------------------
AND UNCONDITIONALLY: (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NONEXCLUSIVE GENERAL JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF ILLINOIS; (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AND (C) AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON BORROWER OR ITS REGISTERED AGENT.

     __________     ___________     ___________   ________
     Borrower's     Borrower's      Borrower's    Lender's
     Initials       Initials        Initials      Initials

     8.12 Waiver of Trial by Jury. THE BORROWER AND THE LENDER EACH HEREBY
          -----------------------
KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION NOW EXISTING OR HEREAFTER ARISING RELATING TO THIS AGREEMENT, THE LOAN, THE PROPERTY, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, THE LOAN PROGRAM, ANY DEALINGS OR TRANSACTIONS RELATED THERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. IF THE SUBJECT MATTER OF ANY SUCH LITIGATION IS ONE IN WHICH THE WAIVER OF A JURY TRIAL IS PROHIBITED, NEITHER THE BORROWER NOR THE LENDER SHALL PRESENT A NON-COMPULSORY COUNTERCLAIM IN SUCH LITIGATION OR ANY CLAIM ARISING OUT OF OR IN CONNECTION WITH ANY OF THE FOREGOING. FURTHERMORE, NEITHER THE LENDER NOR THE BORROWER SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER'S EXTENSION OF CREDIT TO THE BORROWER.

     __________     __________      __________     ________
     Borrower's     Borrower's      Borrower's     Lender's
     Initials       Initials        Initials       Initials



     8.13 Severability. If any provision hereof or of any of the other Loan
          ------------
Documents is invalid or unenforceable, the other provisions hereof and of said documents shall remain in full force and effect and the remaining provisions hereof will be literally construed in favor of the Lender in order to carry out the provisions hereof and of such other documents.

     8.14 Interpretation. The rights and obligations of the parties are as
          --------------
expressly set forth in this Agreement and the other Loan Documents, and the parties intend that their obligations shall be strictly limited to those expressly set forth in such documents. Borrower recognizes and agrees that the documents have been prepared and reviewed with counsel and fairly represent the parties' respective intentions and shall not be construed for or against either party but shall be given their fair meaning; Borrower voluntarily and unconditionally waives any rights, privileges or defenses which it otherwise may have, by implication, by law or otherwise, to the fullest extent permitted by law.

     8.15 Fees and Expenses. The Borrower agrees to pay or reimburse the Lender
          -----------------
for paying: (a) all reasonable out-of-pocket expenses of the Lender (including, without limitation, the reasonable fees and expenses of Messrs. Riordan & McKinzie, counsel to the Lender), in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the Notes and the making of the

Loans hereunder and (ii) any amendment, modification or waiver of any of the terms of this Agreement or the Notes (including reasonable counsels' fees, including both staff and outside legal counsel); (b) all reasonable costs and expenses of the Lender (including reasonable counsels' fees, including both staff and outside legal counsel) in connection with any default or Event of Default and any enforcement or collection proceedings resulting therefrom; and
(c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement, the Note or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any document referred to herein.

                        [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Loan and Security Agreement to be duly executed and delivered by their proper and duly authorized officers.

                              SIZZLER USA, INC.,
                              a Delaware corporation

                              By:   ____________________________________
                                    Name:  _____________________________
                                    Its:   _____________________________

                              SIZZLER USA RESTAURANTS, INC.,
                              a Delaware corporation

                              By:  ______________________________________
                                    Name:  ______________________________
                                    Its:   ______________________________

                              SIZZLER USA REAL PROPERTY, INC.,
                              a Delaware corporation

                              By:  ______________________________________
                                   Name:  _______________________________
                                   Its:   _______________________________


                              HELLER FINANCIAL LEASING, INC.,
                              a Delaware corporation

                              By:  _____________________________________
                                   Name: _______________________________
                                   Its:  _______________________________

                                  SCHEDULE 1


1.a. Borrower:        Sizzler USA, Inc., a Delaware corporation
     --------
                      Sizzler USA Restaurants, Inc., a Delaware corporation
                      Sizzler USA Real Property, Inc., a Delaware corporation

1.b. Guarantor:       Sizzler International, Inc., a Delaware corporation
     ---------

2.   Closing Date:    December ___, 2000
     ------------

3.   Owner(s) of Borrower:
     --------------------

     ----------------------------------------------------------------------
                Name                              Percent of Interest (%)
     ======================================================================
     Sizzler USA, Inc.                   Guarantor - 100% Shareholder
     ----------------------------------------------------------------------
     Sizzler USA Restaurants, Inc.       Guarantor - 100% Shareholder
     ----------------------------------------------------------------------
     Sizzler USA Real Property, Inc.     Guarantor - 100% Shareholder
     ----------------------------------------------------------------------

4.   Location/Identified Sites; Description of Identified Sites; Collateral
     ----------------------------------------------------------------------
     Description:
     -----------


     ----------------------------------------------------------------------------------
                                             Description of
         Location/Identified Sites           Identified Sites       Collateral:
     ==================================================================================
     Unit 402 - 1343 Willow Pass Road,             Fee          Mortgage and Financing
     Concord, CA                                                Statement
     ----------------------------------------------------------------------------------
     Unit 214 - 710 S. Western Avenue, Los         Fee          Mortgage and Financing
     Angeles, CA                                                Statement
     ----------------------------------------------------------------------------------
     Unit 852 - 7131 Van Nuys Blvd., Van           Fee          Mortgage and Financing
     Nuys, CA                                                   Statement
     ----------------------------------------------------------------------------------
     Unit 213 - 1323 N. Highland Avenue,           Fee          Mortgage and Financing
     Hollywood, CA                                              Statement
     ----------------------------------------------------------------------------------
     Unit 110 - 2516 Colorado Blvd., Eagle         Fee          Mortgage and Financing
     Rock, CA                                                   Statement
     ----------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------
                                             Description of
         Location/Identified Sites           Identified Sites     Collateral:
     ==========================================================================================
     Unit 287 - 665 San Pablo Ave., Albany,      Fee              Mortgage and Financing
     CA                                                           Statement
     ------------------------------------------------------------------------------------------

5.      Borrower's Chief Executive Office (or Residence Address if Borrower is
        ----------------------------------------------------------------------
        an individual):
        -------------

        Street:   6101 W. Centinela Avenue
        City:     Culver City
        State:    California
        Zip Code: 90230

        Borrower's business office(s) other than its chief executive office (if
        -----------------------------------------------------------------------
        none, so state):

        NONE

6.      Site/Location; Allocated Loan Amount:
        ------------------------------------

        --------------------------------------------------------
               Site/location              Allocated Loan Amount
        ========================================================

        Unit 402 - Concord, CA         $ 1,045,000.00
        --------------------------------------------------------
        Unit 214 - Los Angeles, CA     $   800,000.00
        --------------------------------------------------------
        Unit 852 - Van Nuys, CA        $   950,000.00
        --------------------------------------------------------
        Unit 213 - Hollywood, CA       $   700,000.00
        --------------------------------------------------------
        Unit 110 - Eagle Rock, CA      $   625,000.00
        --------------------------------------------------------
        Unit 287 - Albany, CA          $   880,000.00
        --------------------------------------------------------

7.      Loan Documents; Actions To Perfect Liens:
        ----------------------------------------

        (a) Loan and Security Agreement dated as of the date hereof by and between the dated as of the date Borrower and the Lender.

        (b) (1) Promissory Note dated as of the date hereof in the original principal amount of $5,000,000.00 made by Borrower and payable to the order of Lender; and

          (2) Promissory Note dated as of the date hereof in the original principal amount of $5,000,000.00 made by Borrower and payable to the order of Lender.

     (c) (1) Deed of Trust (Unit 402) dated as of the date hereof by the Borrower in favor of the Lender. Required Title Insurance Amount:
US$1,045,000.00.

          (2) Deed of Trust (Unit 214) dated as of the date hereof by the Borrower in favor of the Lender. Required Title Insurance Amount: US$800,000.00.

          (3) Deed of Trust (Unit 852) dated as of the date hereof by the Borrower in favor of the Lender. Required Title Insurance Amount: US$950,000.00.

          (4) Deed of Trust (Unit 213) dated as of the date hereof by the Borrower in favor of the Lender. Required Title Insurance Amount: US$700,000.00.

          (5) Deed of Trust (Unit 110) dated as of the date hereof by the Borrower in favor of the Lender. Required Title Insurance Amount: US$625,000.00.

          (6) Deed of Trust (Unit 287) dated as of the date hereof by the Borrower in favor of the Lender. Required Title Insurance Amount: US$880,000.00.

     (d) Guaranty dated as of the date hereof by Sizzler International, Inc., in favor of the Lender.

     (e) Environmental Indemnity Agreement dated as of the date hereof by and among Borrower and Guarantors for the benefit of Lender.

     (f) Various Landlord Estoppel Certificate and Agreement Regarding Lease, and other Collateral Security Documents.

     (g) The following filings, recordations and other actions are the only filings, recordations and other actions necessary to perfect the Liens created pursuant to the Collateral Security Documents:

         (1) Financing statements on form UCC-1 naming the Borrower as debtor and the Lender as secured party, and describing the Collateral (as defined herein) shall be filed in each of the following jurisdictions:

            Counties:
                    Los Angeles, California, Alameda County, California and Contra Costa, California
            State:

                    California

          (2) The Mortgages shall be recorded in Los Angeles, California, Alameda County, California and Contra Costa, CA.
                           ---

8.   FCCR:
     ----

     The Borrower shall maintain an FCCR of greater than or equal to 1.20:1.00 on a consolidated basis with respect to all businesses conducted by Borrower during Borrower's first four (4) full fiscal quarters following the date hereof and 1.30:1.00 thereafter. The Borrower shall maintain a ratio of Total Debt to EBITDA of not more than 3.50:1.00 during Borrower's first four (4) full fiscal quarters following the date hereof and 3:00:1:00 thereafter, on a consolidated basis, with respect to all business conducted by Borrower.

9.   Proposed Site/Location.
     ----------------------

     A.   Unit 216 - 2025 Wilshire Boulevard, Santa Monica, California

     B.   Unit 266 - 831 E. Manchester Boulevard, Inglewood, California

     C    Unit 400 - 372 Gellert Avenue, Daly City, California

     D.   Unit 412 - 81-760 Highway 111, Indio, California

     E.   Unit 477 - 4901 Eastern Avenue, Las Vegas, Nevada

     F.   Unit 682 - 1800 S. Waterman, San Bernardino, California

                                  SCHEDULE 2
                                  ----------

                            COMPLIANCE CERTIFICATE

Heller Financial Leasing, Inc.
Commercial Equipment Finance Group
500 West Monroe Street
Chicago, Illinois 60661
Attn: Portfolio Manager

          Re: Loan And Security Agreement, dated December ___, 2000 between the undersigned Borrower and Heller Financial Leasing, Inc., (the "Loan Agreement")

     The undersigned Borrower hereby certifies to Heller Financial Leasing, Inc. that:

     (i) all representations and warranties made by the Borrower in the Loan Agreement, as of the date hereof, are true and correct in all material respects as if made on the date hereof;

     (ii) the Borrower has performed all of its covenants and other Obligations (as defined in the Loan Agreement) as of the date hereof;

     (iii) no Event of Default (as defined in the Loan Agreement) has occurred and the Borrower has no reason to believe that an Event of Default will occur anytime in the six month period following the date hereof;

     (iv) all information, reports, statements, and financial data furnished by the Borrower to Heller Financial Leasing, Inc., its agents or representatives in connection with the Loan Agreement were, on the date so furnished, and are true, complete, and correct.

     (v) the Borrower is in full compliance with Section 5.5 of the Loan Agreement for the past twelve month period as evidenced by the schedules attached hereto.

     IN WITNESS WHEREOF, the undersigned has caused this Compliance Certificate to be executed and delivered for and on behalf of the Borrower, this ______ day of __________, _____.


                              SIZZLER USA, INC.,
                              a Delaware corporation

                              By:   __________________________________
                                    Name: ____________________________
                                    Its:  ____________________________

                              SIZZLER USA RESTAURANTS, INC.,
                              a Delaware corporation

                              By:   __________________________________
                                    Name: ____________________________
                                    Its:  ____________________________

                              SIZZLER USA REAL PROPERTY, INC.,
                              a Delaware corporation

                              By:   __________________________________
                                    Name: ____________________________
                                    Its:  ____________________________

                                                                         ANNEX 1


                 LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS AND
                   APPLICATIONS FOR COPYRIGHT REGISTRATIONS



   Title          Date Filed          Registration No.          Effective Date
-----------    ----------------    ----------------------    -------------------


                                     NONE

                                                                         ANNEX 2

                    LIST OF PATENTS AND PATENT APPLICATIONS


    File         Patent          Country         Registration No.       Date



                                     NONE

                                                                         ANNEX 3

               LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS,
                 TRADEMARK AND SERVICE MARK REGISTRATIONS AND
           APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS


                                U.S. Trademarks
                                ---------------

                            Application (A)
                           Registration (R)             Registration or
     Mark                  or Series No. (S)               Filing Date
 ------------          -------------------------     ----------------------



                                     NONE


                              Foreign Trademarks
                              ------------------

                    Application (A)                              Registration or
     Mark          Registration (R)            Country             Filing Date
 -----------    ---------------------    -------------------    ----------------



                                     NONE

                                                                         ANNEX 4

               LIST OF CONTRACTS, LICENSES AND OTHER AGREEMENTS


                                     NONE

                                                                         ANNEX 5
                            EXCEPTIONS/LITIGATION

                                     NONE

                                                                       EXHIBIT A

                              FUTURE ADVANCE NOTE

                                       62